SCHEDULE 14A
                                 (RULE 14a-101)

                        INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement

[_]     Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

JACOBSON RESONANCE ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]     Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

JACOBSON RESONANCE ENTERPRISES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 27, 2004

Boynton Beach, Florida
July 21, 2004

        The Annual Meeting of Stockholders (the “Annual Meeting”) of Jacobson Resonance Enterprises, Inc., a Nevada corporation (the “Company”), will be held at the Crowne Plaza West Palm Beach, 1601 Belvedere Rd., West Palm Beach, Florida 33408, on Friday, August 27, 2004, at 10:00 A.M. (local time) for the following purposes:

    1.        To elect four directors to the Corporation’s Board of Directors, each to hold office for a one-year term, and until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

    2.        To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 300,000,000 to 700,000,000 (Proposal No. 2); and

    3.        Subject to approval by the stockholders of the Company of Proposal No. 2, to approve an amendment to the Company’s 2001 Stock Option Plan to reserve an additional 25,000,000 shares of Common Stock for issuance thereunder, so that a total of up to 50,000,000 shares of Common Stock would be reserved for issuance under the Plan (Proposal No. 3);

    4.        To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

        The Board of Directors has fixed the close of business on Thursday, July 15, 2004, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors, /s/ Jerry I. Jacobson Jerry I. Jacobson Chairman of the Board

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY

JACOBSON RESONANCE ENTERPRISES, INC.
8200 Jog Road, Suite 100
Boynton Beach, Florida 33437

PROXY STATEMENT

GENERAL

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Jacobson Resonance Enterprises, Inc., a Nevada corporation (the “Company”), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Crowne Plaza West Palm Beach, 1601 Belvedere Rd., West Palm Beach, Florida 33408, on Friday, August 27, 2004, at 10:00 A.M. (local time), and any adjournment or postponement thereof.

        Only holders of record of the Company’s Common Stock, par value $.001 per share (the “Common Stock”), on July 15, 2004 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 243,175,033 shares of Common Stock; Dr. Jerry I. Jacobson, Chairman of the Company, holds Series A Convertible Preferred Stock of the Company convertible into 15,000,000 shares of Common Stock and entitled to the same number (15,000,000) votes on any matter presented for vote to the common stockholders.

        Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Annual Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Annual Meeting and elects to vote in person.

        The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

        This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about July 21, 2004.

        Stockholders of the Company’s Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

        Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted “FOR” each of the proposals as described in this Proxy Statement and, at the proxy holders’ discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the Meeting).

        Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows.

        As to Proposal No. 1, those persons will be elected directors who receive a plurality of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote.

        Proposal No. 2, approval of an amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 300,000,000 to 700,000,000, requires for approval the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock.

        For Proposal No. 3, approval of an amendment to the Company’s 2001 Stock Option Plan to reserve an additional 25,000,000 shares of Common Stock for issuance thereunder (which proposal is subject to approval by the stockholders of the Company of the proposal to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock), the matter will be approved if the number of votes cast in favor of the amendment exceeds the number of votes cast in opposition to the amendment.

        Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

        At the Annual Meeting, the stockholders will elect four (4) directors to serve one year terms or until their respective successors are elected and qualified.

        In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the By-Laws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

        Assuming a quorum is present, the four nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the four nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Name	Age	Position
Dr. Jerry I. Jacobson Harvey Grossman Sidney Paul Martin Michael P. Steigman	57 56 51 58	Chairman of the Board, Chief Executive Officer and Chief Science and Technology Officer President, Chief Operating Officer, Chief Knowledge Officer and Director Director Director

        The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, has been furnished to the Company by the respective director nominees:

    DR.        JERRY I. JACOBSON acted as the Chairman, President and Chief Executive Officer of the Company since June 1996 and of its privately-held predecessor since March 1995. In June, 2001, coincident with the appointment of Alfonso Serrato as Chief Executive Officer, Dr. Jacobson was elected Chief Science and Technology Officer. In August, 2002, Dr. Jacobson reassumed the title of Chief Executive Officer. Dr. Jacobson holds a Bachelor of Arts degree in Philosophy from Brooklyn College of the City University of New York and D.D.S. and D.M.D. degrees from Temple University. He served as captain and emergency oral surgeon at Fort Rucker, Alabama, as active service in the Army during the Vietnam conflict. He has also received extensive training in physics after auditing 30 courses at different universities in the New York City and Philadelphia metropolitan areas. Dr. Jacobson was an active dentist and oral surgeon in the New York City area from 1972 to the early 1980‘s, and was involved in dental research in this period. Dr. Jacobson has also been a student of Albert Einstein’s work throughout his life. Since his discovery of the equation of Jacobson Resonance relating to medicine and energy, Dr. Jacobson has focused his research and technology, denoted as Jacobson Resonance, on medical therapy for more than twenty years. His publishing credits include more than 80 articles, more than 40 abstracts, three book chapters and two books. He holds six issued and one pending United States patents, for which there are currently patents issued or pending in numerous foreign countries. Dr. Jacobson was made a professor and awarded a PhD in medicine in 2002 by Bundelkhand University, Jhansi, India.

        HARVEY GROSSMAN was appointed as Vice President in May 2001, and in December 2002 was elected President, Chief Operating Officer and Secretary.  He served as Chief Operating Officer until September 2003, when he was appointed as Chief Knowledge Officer, and was reappointed as Chief Operating Officer and elected a director on April 7, 2004. He has been an associate and friend of Dr. Jerry Jacobson for the past 13 years and, prior to his joining us, he acted as a consultant to various companies in the communications and media areas.  His responsibilities include communications, education, media and public relations.  He also fulfills a supervisory role in the training and operations of treatment centers and clinics worldwide.  He has been a public speaker and executive consultant in the for-profit and not-for-profit arenas for the past twenty-five years.  From 1990-1994 he was the Executive Director of the American Committee for the Weizmann Institute of Science in Palm Beach County, Florida and previous to that was the Campaign Director for the South Palm Beach County Jewish Federation.  Mr. Grossman lived in Israel from 1968 to1976 where he worked as a Clinical Psychologist and Social Worker.

        SIDNEY PAUL MARTIN has been a Director of the Company since January 8, 2001. Mr. Martin is a agri-business entrepreneur with multiple farms and interests in timber, land and cattle. A former educator, he holds Bachelor’s and Master’s degrees from Mississippi State University. Mr. Martin is a registered securities dealer and has been associated with Calton & Associates, Inc., a registered broker dealer, for the last six years.

        MICHAEL P. STEIGMAN has served as a director since November 28, 2001, and since 1999 has been the Controller and Assistant Treasurer for The Nevada Water Company, Las Vegas, Nevada. Mr. Steigman resides in Las Vegas. Prior to 1999, Mr. Steigman served as the Controller for Mexicana Food and Spirits, a tequila importing company, and Select Products, a china, glass and silver marketing company, both located in Las Vegas. Prior to 1995, Mr. Steigman, was the General Manager for Embassy Suites Hotel Group, Pittsburgh, Pennsylvania, and held various executive positions in The Marriott Corporation. Mr. Steigman has chaired and participated as a member on numerous convention and hospitality based boards of directors, including the Greater Miami Hotel and Motel Association, the Greater Pittsburgh Convention and Visitors Bureau, and the Bloomington Minnesota Convention and Visitors Bureau and Chamber of Commerce Boards. Additionally, Mr. Steigman has served as a board member for The Children’s Miracle Network.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During the fiscal year ended December 31, 2003, the Board of Directors of the Company held six (6) meetings. No director nominated for election at the Annual Meeting attended fewer than 100% of the total number of meetings of the Board of Directors during the last fiscal year.

        We established an audit committee on February 28, 2004, consisting of Michael P. Steigman, one of our directors, who is an independent director. The Board of Directors has determined that Mr. Steigman qualifies as an audit committee “financial expert” under the rules of the Securities and Exchange Commission. At this time the Board of Directors has not yet adopted a written charter for the audit committee.

        The Board of Directors has appointed Sidney Paul Martin and Michael Steigman, both independent directors (as defined in NASDAQ Marketplace Rule 4200 (15)), as the Stock Option Committee. The Stock Option Committee held no meetings in 2003.

        We do not have a nominating committee or a committee performing the functions of a nominating committee. Our full Board of Directors fulfills the roles of a nominating committee. It is the position of our Board of Directors that it is appropriate for us at this time not to have a separate nominating committee in light of the composition and experience of our Board of Directors, two of which are non-employee independent directors. Each member of our Board of Directors is familiar with our business and continues to provide input to the Board as to candidates for nominees as directors. Moreover, at present we are not required to have a nominating committee until such time as we are listed on a stock exchange in which event we would have to abide by the applicable rules and regulations of such exchange. We do not expect to be listed on an exchange in the near future. If we do create a nominating committee prior to our 2005 annual meeting, our proxy statement for our 2005 annual meeting will provide information regarding this committee, including functions performed by the committee and the names of directors who are members.

        There are no formal procedures for stockholders to nominate persons to serve as directors; however, the Board will consider nominations from stockholders, which should be addressed to Anthony P. Fusco, Jr., Vice President—Operations, at the Company’s address set forth above.

Stockholder Communications with the Board of Directors

        Our stockholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors or c/o Anthony P. Fusco, Jr., Vice President—Operations, at the Company’s address set forth above. Our corporate officer will deliver stockholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

COMPENSATION OF DIRECTORS

        Directors currently receive no compensation for meetings attended and are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend.

        The proxy holders intend to vote the shares represented by proxies for all of the Board’s nominees, except to the extent authority to vote for the nominees is withheld.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL
NOMINEES NAMED ABOVE.

MANAGEMENT

Executive Officers and Directors

        The following table sets forth the names and ages of the Directors and Executive Officers of the Company, as well as the positions held by such persons:

Name	Age	Position (1)
Dr. Jerry I. Jacobson Harvey Grossman Anthony P. Fusco Sidney Paul Martin Michael P. Steigman	57 56 59 51 58	Chairman of the Board, Chief
Executive Officer and Chief Science
and Technology Officer

President, Chief Operating Officer,
Chief Knowledge Officer, Secretary
and Director

Vice President--Operations

Director

Director

        No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

Executive Compensation

        The following table sets forth certain information regarding the annual compensation for services in all capacities to us for the years ended December 31, 2003 and 2002:

Summary Compensation Table

Long-Term Compensation
Annual Compensation (1)						Awards		Payouts
(a) Name and Principal Position Dr. Jerry I. Jacobson Chairman (2) Alfonso Serrato	(b) Year (1) 2003 2002 2002	(c) Salary ($) -0- -0- -0-	(d) Bonus ($)	(e) Other Annual Comp. ($)	(f) Restricted Stock ($)	(g) Securities Underlying Awards(1) Options/ SARs(#) 2,000,000/0 750,000/0	(h) LTIP ($)	(i) All Other Payouts Comp. ($)

(1)     Fiscal years ended December 31, 2003 and 2002.

(2)     Dr. Jacobson, the Company’s Chief Executive Officer up to December 31, 2003, did not receive any cash compensation from the Company. However, Dr. Jacobson and each of the other directors and executive officers of the Company have received various stock issuances and stock option grants from the Company. There were no issuances or stock grants to directors and officers in 2003.

Option/SAR Grants in Last Fiscal Year

        The Company had no options or SAR grants to officers and directors in its last fiscal year.

        The following table summarizes the number and value of unexercised options held by our officers and Directors as of June 30, 2004.

FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARS At Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised in-the-Money Option/ SARs at Fiscal Year-End ($) Exercisable/ Unexercisable
Dr. Jerry I. Jacobson Harvey Grossman Sidney Paul Martin Michael Steigman			3,170,000/0 2,770,000/400,000 2,125,000/0 1,747,500/377,500 1,907,000/0 1,584,000/323,000 400,000/0 320,000/80,000	NA NA NA NA

        No officer or Director exercised any options in the fiscal year ended December 31, 2003.

        We have not otherwise awarded any stock options, stock appreciation rights or other form of derivative security or common stock or cash bonuses to our executive officers and directors.

PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of July 19, 2004, the beneficial ownership of the Common Stock of the Company by each person beneficially owning more than 5% of such securities, by each of the directors and executive officers of the Company, and by the directors and executive officers of the Company as a group. At July 19, 2004, a total of 243,175,033 shares of Common Stock were outstanding.

Beneficial Owner	Number	Percentage
Officers, Directors and 5% Beneficial Owners (1) (2)
Dr. Jerry I. Jacobson (3)	25,559,673	9.65%
Debra M. Jacobson (4)	22,596,101	8.62%
Sidney Paul Martin (5)	1,906,000	*
Michael P. Steigman (9)	530,000	*
Harvey Grossman (6)	2,247,500	*
Anthony Fusco (8)	500,000	*
All Directors and Officers as a Group (5 persons)	30,743,173	11.39%

*Less than 1%.

(1)	The address of each director or executive officers in the table is c/o Jacobson Resonance Enterprises, Inc., 8200 Jog Road, Suite 100, Boynton Beach, FL 33437. The address for Debra M. Jacobson is 153 Raintree Trail, Jupiter, FL 33458.

(2)	For all entries in the table other than the one for Dr. Jerry I. Jacobson, the figures represent beneficial ownership of shares of the Company’s Common Stock.

(3)	Includes 15,000,000 shares of Common Stock issuable upon conversion of 15,000 shares of our Series A Convertible Preferred Stock held by Dr. Jacobson. Each share of the Series A Convertible Preferred Stock is entitled to 1,000 votes on all matters submitted to a vote of the Company’s shareholders. The Series A Convertible Preferred Stock is not entitled to any dividends and has a liquidation preference equal to its par value, which is a total of $30.00. At the option of Dr. Jacobson, up to one-third of the outstanding shares of the Series A Convertible Preferred Stock can be converted into shares of the Company’s Common Stock beginning in May of the years 2001 and 2002. The conversion ratio is 1,000 shares of Common Stock for each share of preferred stock. This figure includes 3,789,673 shares of Common Stock owned of record by Dr. Jacobson. The number of shares shown does not include 700,000 shares which are owned by Dr. Jacobson’s children (Jacqueline Jacobson-250,000;Faith Jacobson-250,000;Maria Jacobson-100,000; and Solomon Jacobson-100,000, the latter being the only one of the children that at this date is not a minor), nor 1,000,000 shares owned of record by the Perspectivism Foundation, of which Dr. Jacobson is the founder and a director. Dr. Jacobson disclaims any beneficial interest in the shares owned by his children, his wife or the Perspectivism Foundation. In addition, Dr. Jacobson holds 3,000,000 warrants expiring April 2008, with an exercise price of $.30 per share (the “Warrants”) for assignment of his two-thirds interest in a patent relating to Therapeutic Treatment of Mammals; the Warrants are reflected in the above table. The Warrants are subject to adjustment in the event of merger, consolidation, recapitalization, reorganization, stock split or stock dividend. No such event has occurred since the issuance of the Warrants. Dr. Jacobson’s ownership shown in this table includes 3,770,000 shares issuable pursuant to presently exercisable options. Dr. Jacobson has been issued options to purchase an aggregate of 5,170,000 shares of our Common Stock issued under our Stock Option Plans, at per share exercise prices ranging from $.20 to $.018, expiring at various dates from December 2004 to February 2009.

(4)	This figure includes 3,596,101 shares owned of record by Mrs. Jacobson (of which 2,102,473 shares were received by her in her and Dr. Jacobson’s divorce) and 1,000,000 shares subject to a presently exercisable warrant held by Ms. Jacobson. The figure also included 15,000 shares of Series A Convertible Preferred Stock (convertible into 30,000 shares of Common Stock) and warrants to purchase 3,000,000 shares of our Common Stock transferred by Dr. Jacobson to her in the divorce. This figure also excludes 1,000,000 shares owned of record by the Perspectivism Foundation, to which Ms. Jacobson donated the shares and of which Ms. Jacobson is a director. Ms. Jacobson disclaims any beneficial interest in those shares.

(5)	Mr. Martin owns 92,000 shares of Common Stock directly, and his wife, Nanda Martin owns 10,000 shares directly. Mr. Martin holds options to purchase 2,307,000 shares of our Common Stock granted under our Stock Option Plans, at exercise prices ranging from $.018 to $1.26 per share, expiring at various dates from August 12, 2004, to February 28, 2009, of which options to purchase 1,784,000 shares are presently exercisable. Mr. Martin holds warrants, expiring December 31, 2004, to purchase 20,000 shares of Common Stock at an exercise price of $.63 per share.

(6)	Includes 2,247,000 shares comprising the exercisable portion of options to purchase an aggregate of 3,125,000 shares under our Stock Option Plans. Mr. Grossman was awarded five year options under these Plans as follows: 25,000 shares at a per share exercise price of $.30 on April 2, 2001; 300,000 shares at a per share exercise price of $.25 on July 2, 2001; 150,000 shares at a per share exercise price of $.24 on November 29, 2001; 1,500,000 shares at a per share exercise price of $.018 on December 16, 2002; and 1,000,000 shares at a per share exercise price of $.022 on February 28, 2004.

(7)	Mr. Fusco was granted a five-year option to purchase 1,000,000 shares of Common Stock at an exercise price of $.022 per share on February 28, 2004.

(8)	Includes 10,000 shares of Common Stock owned directly by Mr. Steigman. Mr. Steigman holds options to purchase an aggregate of 800,000 shares of our Common Stock, of which options to purchase 520,000 share are presently exercisable, expiring from December 16, 2007 to February 28, 2009, at exercise prices ranging from $.018 to $.022.

TRANSACTIONS WITH MANAGEMENT

        The Company is the exclusive licensee of Jacobson Resonance from Dr. Jacobson, who is the majority owner of all patents issued or filed. Dr. Jacobson is also the majority owner of all relevant Jacobson Resonance intellectual property. The Company has extended the exclusive rights to pursue whatever applications of Jacobson Resonance that it wants through 2007. In return, the Company is obligated to pay Dr. Jacobson a 3% or 4% royalty on revenues, depending upon the application.

        See “Principal Stockholders” above for terms of options to purchase shares of our Common Stock granted to Dr. Jerry I. Jacobson, our Chairman and Chief Executive Officer, Harvey Grossman, our President and Chief Operating Officer, and our directors Alfonso Serrato (a former director as of April 2, 2004), Sidney Paul Martin, and Michael Steigman in our fiscal year ended December 31, 2002.

        On February 28, 2004, the Stock Option Committee of the Board of Directors authorized the issuance of the following five- year options under our stock option plans:

Name	No. of Shares
Dr. Jerry I. Jacobson	2,000,000
Harvey Grossman	1,000,000
Anthony Fusco	1,000,000
Sidney Paul Martin	400,000
Michael Steigman	400,000

        The terms of these options were that the options were exercisable at $.022 per share and would vest 50% upon the date of grant, an additional 30% one year from the date of grant, an additional 10% two years from the date of grant, and would be fully vested three years from the date of grant.

        Debra M. Jacobson resigned from our Board of Directors on March 26, 2004. In connection with Ms. Jacobson’s resignation, in settlement with her, we issued her a warrant to purchase 1,000,000 shares of our Common Stock, for a period of three years, at an exercise price of $.015 per share. Ms. Jacobson’s stock options were cancelled effective with her resignation.

PROPOSAL NO. 2

APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZEDSHARES
OF THE COMPANY’S COMMON STOCK, PAR VALUE $.001 PER SHARE, FROM 300,000,000 TO 700,000,000

        The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company’s stockholders for their approval an amendment to the Company’s Articles of Incorporation to provide for an increase of the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 700,000,000.

        The Board of Directors recommends the proposed increase in the authorized number of share of Common Stock to insure that a sufficient number of authorized and unissued shares is available (i) for the proposed 25,000,000 share increase in number of shares reserved under our 2001 Option Plan; (ii) to meet the Company’s obligations under the convertible preferred stock, convertible debt, warrants and options previously issued or contracted for by the Company or to permit a refinancing of any or all of the Company’s outstanding convertible debt; (iii) to raise additional capital for the operations of the Company; and (iv) to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company’s Certificate of Incorporation or by the laws of the State of Nevada. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to the proposed amendment carry preemptive rights.

        As of March 31, 2004, we had approximately 32,000,000 shares of Common Stock reserved for issuance upon conversion of outstanding preferred stock; 22,874,500 shares reserved for issuance upon the exercise of options under our 1998 and 2001 stock option plans; 19,220,149 shares reserved for issuance upon the exercise of warrants; and 3,570,833 shares reserved for issuance for conversion of an outstanding convertible debenture (including shares issuable for accrued but unpaid interest as of March 31, 2004). Therefore, with 204,081,555 shares of common stock issued and outstanding as of May 21, 2004, we have approximately 77,700,000 shares reserved for issuance upon the exercise of derivative securities such as convertible preferred stock and debentures, and options and warrants. Of our 300,000,000 shares of Common Stock authorized, less than 20,000,000 are available for issuance, given the numbers of shares reserved for derivative securities.

        Except as described above with respect to the proposal discussed below (Proposal No. 3) to amend the 2001 Stock Option Plan to reserve an additional 25,000,000 shares of common stock for issuance upon the exercise of options granted thereunder, there are currently no set plans or arrangements relating to the possible issuance of any additional shares of Common Stock proposed to be authorized.

        The additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of Common Stock.

        If Proposal No. 2 is approved by the Company’s stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of Common Stock as soon as practicable after the date of the Annual Meeting. The Certificate of Amendment would amend and restate the first two paragraphs of Article IV of the Company’s Articles of Incorporation to read substantially as follows:

        “ARTICLE FOUR. (CAPITAL STOCK). The amount of authorized capital stock of the Corporation is Seven Hundred Million (700,000,000) shares of common stock and Five Million (5,000,000) shares of preferred stock.

        The aggregate number of shares of common stock which the Corporation shall have authority to issue is Seven Hundred Million (700,000,000) shares at a par value of one tenth of one cent ($0.001) per share. Each shareholder of the common stock shall be entitled to one vote for each share of common stock held.”

        The Company’s authority to issue up to 5,000,000 shares of Preferred Stock, par value $.001 per share, would remain unchanged by the proposed amendment.

        Annexed to this Proxy Statement and marked Exhibit A is the proposed amendment to the Articles of Incorporation of the Company.

        The vote required for approval of the Proposal to amend the Articles of Incorporation is the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE 2001 STOCK OPTION PLAN

        At the Annual Meeting, the Company’s stockholders are being asked to approve an amendment (the “Stock Option Plan Amendment”) to the 2001 Stock Option Plan (the “2001 Option Plan”) to authorize an additional 25,000,000 shares to be reserved for the issuance of options thereunder. Approval of the Stock Option Plan Amendment would be subject to approval by the stockholders of the proposal to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock

        The following is a summary of principal features of the 2001 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2001 Option Plan a copy of which, as amended, is attached hereto as Exhibit A.

General

        The 2001 Option Plan was adopted by the Board of Directors on April 1, 2001. The Board of Directors initially reserved 25,000,000 shares of Common Stock for issuance under the 2001 Option Plan, and the stockholders of the Company approved the 2001 Option Plan at a special meeting of stockholders of the Company held on November 28, 2001.

        On May 21, 2004, the Board of Directors approved the Stock Option Plan Amendment authorizing an additional 25,000,000 shares to be reserved for the issuance of options under the 2001 Option Plan.

Reasons for Adoption of the Stock Option Plan Amendment

        One of the primary purposes of the 2001 Option Plan is to advance the interests of the Company and its stockholders by aiding the Company in attracting and retaining qualified personnel. Another important purpose of the 2001 Option Plan is to support the achievement of the Company’s business objectives by providing stock-based incentives which focus participants in the Plan on the Company’s long-term objectives and link the participants’ interests with the interests of the Company’s stockholders. The 2001 Option Plan is also designed to respond to applicable tax laws, accounting rules and securities regulations.

        The Board of Directors of the Company believes that the Stock Option Plan Amendment, providing for the reservation of an additional 25,000,000 shares of Common Stock for the issuance of options under the 2001 Option Plan is advisable. This is due to the Company’s belief that the remaining approximately 12,000,000 shares available for grant under the Company’s 1998 and 2001 Stock Option Plans is not sufficient for the Company’s projected needs for incentive shares for management and other permitted purposes.

Description of the 2001 Option Plan

        The following is a summary of certain provisions of the 2001 Option Plan and is qualified in its entirety by reference to the complete text of the 2001 Option Plan set forth in Exhibit B to this Proxy Statement.

        Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”), which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder, or which are Reload Options (“Reload Options”), where the holder of the Option pays the exercise price for the original Option with shares of stock already owned by that holder and the holder receives a Reload Option (a new option to purchase shares of stock equal in number to the tendered shares).

        The 2001 Option Plan is administered by the Stock Option Committee of the Board of Directors (the “Committee”) which is appointed by the Board of Directors from those of its members who are “non-employees” of the Company as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The Board of Directors has appointed Sidney Paul Martin and Michael Steigman, both non-employees of the Company as so defined, to act as members of the Committee. Subject to the provisions of the 2001 Option Plan, the Committee has full authority to determine the persons to be granted options under the Plan and the number and purchase price of the shares represented by each option, the time or times at which the options may be exercised, and the terms and provisions of each option, which need not be uniform for all options.

        Key employees of the Company or its subsidiaries, as determined by the Board or Committee, and non-employee directors of the Company or its subsidiaries are eligible to receive awards under the 2001 Option Plan. The 2001 Option Plan authorizes the Committee to grant, over a ten-year period, options to purchase up to a maximum of 25,000,000 shares of the Company’s Common Stock, subject to adjustment as described below (which would be increased to 50,000,000 shares of Common Stock if the Amendment is approved by stockholders). If any option expires or is terminated prior to its exercise in full and prior to the termination of the 2001 Option Plan, the shares subject to such unexercised option shall again be available for the grant of new options under the 2001 Option Plan. Further, any shares used as full or partial payment by an optionee upon exercise of an option may subsequently be used by the Company to satisfy other options granted under the 2001 Option Plan, subject to limitations on the total number of shares authorized to be issued under the 2001 Option Plan. The 2001 Option Plan provides that the purchase price per share for Incentive Stock Options may not be less than 100% of the fair market value of the Common Stock at the time of grant.

        The term of each option will not be more than ten (10) years from the date of grant. Options granted under the 2001 Option Plan may be exercised only during the continuance of the Participant’s employment with the Company or one of its subsidiaries. The 2001 Option Plan permits an outstanding option to be exercised after termination of employment only to the extent that the option was exercisable on the date of termination but in no event beyond the original term of the option.

        The number of shares subject to options and the option prices will be appropriately adjusted in the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalizations, splits and combinations of shares, and the like. The Board of Directors may at any time terminate or modify the 2001 Option Plan, except that without further approval of the stockholders the Board may not make any changes to the Plan which would materially increase the number of shares that may be issued under the Plan, materially modify the eligibility requirements for participation in the Plan, or require stockholder approval under the Nevada Private Corporations Law, the Securities Exchange Act of 1934, as amended, or the Code.

        Options granted under the Plan may be in the form of “incentive stock options” which qualify as such under Section 422 of the Code or non-qualified stock options which do not meet the criteria for incentive stock options under Section 422. The tax treatment of stock options qualifying as incentive stock options may be more favorable to employees than that afforded to non-qualified stock options. Options granted under the 2001 Option Plan are, generally, transferable only by will or by the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee or by his legal representative in the event of his Disability (as defined in the 2001 Option Plan). In its sole discretion, however, the Committee may permit an optionee to make certain transfers of non-qualified stock options, provided that the transfers are to “family members” and are not for value, as defined in the General Instructions to Form S-8 under the Securities Act of 1933, as amended.

Federal Income Tax Consequences

        The following discussion of tax considerations relates only to U.S. federal individual income tax matters and is based upon current income tax laws, regulations and rulings. The discussion is general in nature and does not take into account a number of considerations which may apply in light of an optionee’s particular circumstances.

        Generally, upon the exercise of an ISO, the optionee will recognize no income for U.S. federal income tax purposes. The difference between the exercise price of the ISO and the fair market value of the stock at the time of purchase is, however, an item of tax preference which may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two (2) years of the date of grant of the option or within one (1) year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. Under rules applicable to U.S. corporations, no deduction is usually available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so acquired before the applicable holding period expires). By contrast, upon the exercise of a non-qualified stock option, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee, subject to certain limitations imposed by the Code in the case of highly compensated employees.

Required Vote

        The approval of the Stock Option Plan Amendment providing for the reservation of an additional 25,000,000 shares of Common Stock for issuance pursuant to options granted under the 2001 Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and voting on the matter.

        The approval of the Stock Option Plan Amendment is subject to approval by the stockholders of the Company of the proposal to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock.

        The proxy holders intend to vote the shares represented by proxies to approve the Stock Option Plan Amendment, unless the proposal to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock is not approved.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THEAMENDMENT
TO THE 2001 STOCK OPTION PLAN.

INDEPENDENT AUDITORS

        Wiener, Goodman & Company, P.C., Eatontown, New Jersey, has served as the Company’s independent auditors since April 2003 and has been appointed by the Board to continue as the Company’s independent auditors for the fiscal year ending December 31, 2004. Wiener, Goodman & Company, P.C. has no interest, financial or otherwise, in the Company. A representative of Wiener, Goodman & Company, P.C. is not expected to be present at the Annual Meeting and would not be available to respond to questions.

Audit Fees

        The aggregate fees billed by our independent auditors for the last two years were as follows: 2002-$32,000; and 2003-$75,109

Audit related fees

        Audit related fees were $30,000 for 2002 and $73,109 for 2003.

Tax fees

        For 2002, fees for tax compliance, tax advice and tax planning were $2,000; such fees were $2,000 for 2003. Our independent auditors’ services were related to our corporate tax returns.

All other fees

        There were no other fees billed by our independent auditors for 2002 and 2003.

        Our audit committee was established February 28, 2004, and there were no audit committee procedures in place for the 2002 or 2003 fiscal years.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Proposals of stockholders intended to be presented at next year’s Annual Meeting of Stockholders must be received by Anthony P. Fusco, Jr., Vice President—Operations, Jacobson Resonance Enterprises, Inc., 8200 Jog Road, Suite 100, Boynton Beach, Florida 33437 on or before February 1, 2005.

OTHER PROPOSED ACTION

        The Board of Directors is not aware of any other business which will come before the Annual Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting.

APPENDIX — FORM 10-KSB

        The Company’s 2003 Form 10-KSB containing all financial statements is attached to this proxy statement as an Appendix.

FINANCIAL INFORMATION — INCORPORATED BY REFERENCE

        The Company’s report on Form 10-QSB for the three months ended March 31, 2004, as well as Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-QSB, is incorporated herein by reference.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

        THIS PROXY STATEMENT AND THE APPENDIX HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO ANTHONY P. FUSCO, JR., VICE PRESIDENT—OPERATIONS , JACOBSON RESONANCE ENTERPRISES, INC., 8200 JOG ROAD, SUITE 100, BOYNTON BEACH, FLORIDA 33437, TELEPHONE NUMBER (561) 752-4141. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY AUGUST 15, 2004.

OTHER MATTERS

        The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

Boynton Beach, Florida July 21, 2004	By Order of the Board of Directors, /s/ Jerry I. Jacobson Jerry I. Jacobson, Chairman

FORM OF PROXY

PROXY FOR ANNUAL MEETING OF JACOBSON RESONANCE ENTERPRISES, INC.
8200 JOG ROAD, SUITE 100, BOYNTON BEACH, FLORIDA 33437
(561) 752-4141

SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
JACOBSON RESONANCE ENTERPRISES, INC.

        THE UNDERSIGNED hereby appoint(s) Harvey Grossman and Anthony P. Fusco, Jr., or either of them, with full power of substitution, to vote at the Annual Meeting of Stockholders of Jacobson Resonance Enterprises, Inc., a Nevada corporation (the “Company”), to be held on August 27, 2004, at 10:00 A.M., Eastern Daylight Time, at the Crowne Plaza West Palm Beach, 1601 Belvedere Rd., West Palm Beach, Florida 33408, or any adjournment thereof, all shares of the common stock which the undersigned possess(es) and with the same effect as if the undersigned was personally present, as follows:

PROPOSAL (1):     ELECT DIRECTORS.

Dr. Jerry I. Jacobson Harvey Grossman Sidney Paul Martin Michael Steigman ( ) For All Nominees Listed Above (except as marked to the contrary below)	( ) Withhold Authority to Vote for All Nominees Listed Above

(To withhold vote for any nominee or nominees, print the name(s) above.)

PROPOSAL (2):      APPROVE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

(   ) For      (   ) Against      (   ) Abstain

PROPOSAL (3):      APPROVE AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN.

(   ) For       (   ) Against        (   ) Abstain

PROPOSAL (4):      TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(   ) In their discretion, the proxy-holders are       (   )      Withhold Authority
         authorized to vote upon such other business
         as may properly come before the meeting or
any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)

---------------------------------- Signature ---------------------------------- Signature	Please sign, date and promptly return this Proxy in the enclosed envelope. ------------------------ Date ------------------------ Date

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

JACOBSON RESONANCE ENTERPRISES, INC.

        JACOBSON RESONANCE ENTERPRISES, INC., a corporation organized under the laws of the State of Nevada (the “Company”), by its president (or vice-president) and secretary (or assistant secretary) does hereby certify:

    1.        That the Company is currently authorized to issue 300,000,000 shares of common stock, par value $.001 per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”).

    2.        That the board of directors of the Company, acting by unanimous written consent, dated May 21, 2004, passed a resolution declaring that the following change and amendment in the articles of incorporation is advisable.

3. That the first two paragraphs of ARTICLE FOUR of the Articles of Incorporation of the Company be deleted in their entirety and the following be substituted therefor:

    "ARTICLE FOUR. (CAPITAL STOCK). The amount of authorized capital stock of the Corporation is Seven Hundred Million (700,000,000) shares of common stock and Five Million (5,000,000) shares of preferred stock.

        The aggregate number of shares of common stock which the Corporation shall have authority to issue is Seven Hundred Million (700,000,000) shares at a par value of one tenth of one cent ($0.001) per share. Each shareholder of the common stock shall be entitled to one vote for each share of common stock held.”

    4.        That the number of shares of the Company outstanding and entitled to vote on said amendment to the Articles of Incorporation is ___________; that the said amendment has been authorized by the vote of stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, the said Jacobson Resonance Enterprises, Inc. has caused this certificate to be signed by its Chief Executive Officer and its secretary and its corporate seal to be hereto affixed this day of , 2004.

(SEAL) STATE OF ) ) COUNTY OF )	JACOBSON RESONANCE ENTERPRISES, INC. By:________________________________ Chief Executive Officer By:________________________________ Secretary ss.

On___,___2004,_________personally appeared before me,___________ , a Notary Public, ___________ and ___________ ,who acknowledged that they executed the above instrument.

   /s/___________________
          (Notary Public)
           (SEAL)

EXHIBIT B

As Amended by the Board of Directors on May 21, 2004.

JACOBSON RESONANCE ENTERPRISES, INC.

2001 STOCK OPTION PLAN

1.     Grant of Options; Generally. In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the JACOBSON RESONANCE ENTERPRISES, INC. 2001 STOCK OPTION PLAN (the “Plan”), the Board of Directors (the “Board”) or, the Compensation Committee (the “Stock Option Committee”) of Jacobson Resonance Enterprises, Inc. (the “Corporation”) is hereby authorized to issue from time to time on the Corporation’s behalf to any one or more Eligible Persons, as hereinafter defined, options to acquire shares of the Corporation’s Common Stock, par value $.001 per share (the “Stock”).

2.     Type of Options. The Board or the Stock Option Committee is authorized to issue Incentive Stock Options (“ISO’s”) which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), which options are hereinafter referred to collectively as ISO’s, or singularly as an ISO. The Board or the Stock Option Committee is also, in its discretion, authorized to issue options which are not ISO’s, which options are hereinafter referred to collectively as Non Statutory Options (“NSO’s”), or singularly as an NSO. The Board or the Stock Option Committee is also authorized to issue “Reload Options” in accordance with Paragraph 8 herein, which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option. Except where the context indicates to the contrary, the term “Option” or “Options” means ISO’s, NSO’s and Reload Options.

3.     Amount of Stock. The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Options shall be 50,000,000 shares. Of this amount, the Board or the Stock Option Committee shall have the power and authority to designate whether any Options so issued shall be ISO’s or NSO’s, subject to the restrictions on ISO’s contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Option granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock due to the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Option under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Options receive what the holder would have owned if he holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

4.     Eligible Persons.

    (a)        With respect to ISO’s, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation (a “Subsidiary”), for a continuous period of at least sixty (60) days.

    (b)        With respect to NSO’s, an Eligible Person means (i) any individual who has been employed by the Corporation or by any Subsidiary, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or any Subsidiary (iii) any consultant of the Corporation or any Subsidiary.

5.     Grant of Options. The Board or the Stock Option Committee has the right to issue the Options established by this Plan to Eligible Persons. The Board or the Stock Option Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Options shall be set forth in a writing signed on behalf of the Corporation or by a majority of the members of the Board or the Stock Option Committee (the “Option Agreement”). The Option Agreement shall identify whether the Option being granted is an ISO or an NSO and shall set forth the terms which govern the Option. The terms shall be determined by the Board or the Stock Option Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised. the period for which the Option is granted and including the expiration date, the effect on the Options if the Eligible Person terminates employment and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Option. However, no term shall be set forth in the Option Agreement which is inconsistent with any of the terms of this Plan. The terms of an Option granted to an Eligible Person may differ from the terms of an Option granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person.

6.     Option Price. The option price per share shall be determined by the Board or the Stock Option Committee at the time any Option is granted, and shall be not less then (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten (10%) percent or greater stockholder, one hundred ten (110%) percent of the fair market value, or (iii) in the case of an NSO, not less than the par value of one share of Stock. Fair market value as used herein shall be:

    (a)        If shares of Stock shall be traded on an exchange or over-the-counter market, the mean between the high and low sales prices of Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded.

    (b)        If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by a recognized appraiser as selected by the Board or the Stock Option Committee.

7.     Purchase of Shares. An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock With respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash, check, Promissory Note secured by the Shares issued through exercise of the related Options, or in property or Corporation stock, if so permitted by the Board or the Stock Option Committee in accordance with the discretion granted in Paragraph 5 hereof, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to (i) if requested by the Corporation, the filing with the Corporation by the Eligible Person of a representation in writing that it is the Eligible Person’s then present intention to acquire the Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable. A cashless exercise of the Options may be used by reducing the number of shares to be received by the Option holder to cover and account for the exercise amount (value/price) listed in the Option Agreement.

8.     Grant of Reload Options. In granting an Option under this Plan, the Board or the Stock Option Committee may include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 20 and 21 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the “Original Option”) by delivering to the Corporation shares of Stock already owned by the Eligible Person (the “Tendered Shares”), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Stock Option Committee consistent with the provisions of this Plan.

9.     Stock Option Committee. The Stock Option Committee may be appointed from time to time by the Board. The Board may from time to time remove members from or add members to the Stock Option Committee. The Stock Option Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 20 herein. The members of the Stock Option Committee shall hold its meetings at such times and places as its chairman shall determine. A majority of the Stock Option Committee’s members present in person shall constitute a quorum for the transaction of business. All determinations of the Stock Option Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Stock Option Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Stock Option Committee will be effective as if it had been made by a majority vote or all members of the Stock Option Committee at a meeting which is duly called and held.

10.     Administration of Plan. In addition to granting Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Stock Option Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Options granted or awarded pursuant to the Plan comply with the provisions of Paragraphs 20 and 21 herein. All determinations made by the Board or the Stock Option Committee shall be final binding and conclusive on all persons including the Eligible Person(s), the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Stock Option Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member’s willful misconduct.

11.     Provisions Applicable to ISO’s. The following provisions shall apply to all ISO’s granted by the Board or the Stock Option Committee and are incorporated by reference into any writing granting an ISO:

    (a)        An ISO may only be granted within ten (10) years from the date that this Plan is originally adopted by the Board.

    (b)        An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

    (c)        The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

    (d)        An ISO is not transferrable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

    (e)        If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least one hundred ten (110%) of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

    (f)        The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.

    (g)        Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

    (h)        This Plan shall be adopted by holders of 50% or more of the outstanding capital stock of the Company within twelve months from the date set forth in Section 27 hereof.

12.     Determination of Fair Market Value. In granting ISO’s under this Plan, the Board or the Stock Option Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO.

13.     Restrictions on Issuance of Stock. The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof, except that, in the case of a legal representative of an Eligible Person, “distribution” shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

14.     Exercise in the Event of Death or Termination of Employment.

    (a)        If an optionee shall die (i) while an employee of the Corporation or a Subsidiary or (ii) within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment, by the person or persons to whom the optionee’s right under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Options may be exercised not later than the expiration date specified in Paragraph 5 or one year after the optionee’s death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the optionee’s death, whichever date is earlier.

    (b)        If an optionee’s employment by the Corporation or a Subsidiary shall terminate because of his disability and such optionee has not died within the following three months, he may exercise his Options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

    (c)        If an optionee’s employment shall terminate by reason of his retirement in accordance with the terms of the Corporation’s tax-qualified retirement plans if any, or with the consent of the Board or the Stock Option Committee or involuntarily other than by termination for cause, and such optionee has not died within the following three months, he may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from to time, but not later than the expiration date specified in Paragraph 5 hereof or thirty (30) days after termination of employment, whichever date is earlier. For purposes of this Paragraph 14, termination for cause shall mean; (i) termination of employment for cause as defined in the optionee’s Employment Agreement or (ii) in the absence of an Employment Agreement for the optionee, termination of employment by reason of the optionee’s commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary, all as the Board or the Stock Option Committee in its sole discretion may determine.

    (d)        If an optionee’s employment shall terminate for any reason other than death, disability, retirement or otherwise, all right to exercise his Option shall terminate at the date of such termination of employment absent specific provisions in the optionee’s Option Agreement.

15.     Corporate Events. In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation’s shares of Common Stock the Board of Directors may declare that each Option granted under this Plan shall terminate as of a date to be fixed by the Board; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Option, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Option as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Option would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Option.

16.     No Guarantee of Employment. Nothing in this Plan or in any writing granting an Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person’s employer, or will interfere with or restrict in any way the right of the Eligible Person’s employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

17.     Non-transferability. Unless specifically authorized under the terms of the Option grant, no Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution During the lifetime of the optionee, an Option shall be exercisable only by him unless the terms of the Option permits the assignment of the Option.

18.     No Rights as Stockholder. No optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

19.     Amendment and Discontinuance of Plan. The Board may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Options under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Board is authorized to seek the approval of the Corporation’s stockholders for any other changes it proposes to make to this Plan which require such approval; however, the Board may modify the Plan, as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21.

20.     Compliance with Rule 16b-3. This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Stock Option Committee or the Board.

21.     Compliance with Code. The provisions of this Plan relating to ISO’s are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing statute, the provisions of this Plan relating to ISO’s shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modified statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to optionee.

        If any provision of this Plan relating to ISO’s is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the favorable tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said favorable tax treatment.

22.     Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver Stock under such Options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange or over-the-counter market on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

23.     Disposition of Shares. In the event any share of Stock acquired by an exercise of an Option granted under the Plan shall be proposed to be transferred other than by will or by the laws of descent and distribution within two years of the date such Option was granted or within one year after the transfer of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Stock Option Committee.

24.     Name. The Plan shall be known as the “Jacobson Resonance Enterprises, Inc. 2001 Stock Option Plan.”

25.     Notices. Any notice hereunder shall be in writing and sent by certified mail return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 8200 Jog Road, Suite 100, Boynton Beach, Florida 33437, and when addressed to the Committee shall be sent to it at the same address, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

26.     Headings. The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

27.     Effective Date. This Plan, the Jacobson Resonance Enterprises, Inc. Stock Option Plan was adopted by the Board of Directors of the Corporation on April 1, 2001, and approved by the stockholders of the Corporation on November 28, 2001. The Plan was amended by the Board of Directors on May 21, 2004, to increase the number of shares of common stock reserved for options hereunder to 50,000,000. The effective date of the amendment to increase the number of shares reserved under the Plan shall be May 21, 2004, subject to approval of the amendment by the stockholders of the Corporation, and subject to the increase in the number of the Corporation’s authorized shares of Common Stock from 300,000,000 to 700,000,000.

JACOBSON RESONANCE ENTERPRISES, INC. By: /s/ Dr. Jerry I. Jacobson Name: Jerry I. Jacobson Its: Chief Executive Officer
Form 10k for Jacobson

                                    APPENDIX

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-KSB

                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

                        Commission File Number 000-27847

                      JACOBSON RESONANCE ENTERPRISES, INC.

             NEVADA                                  65-0684400
    --------------------------                    ----------------
   (State or other jurisdiction of                 (IRS Employer
    incorporation or organization)              Identification Number)

             8200 Jog Road, Suite 100, Boynton Beach, Florida 33437
          -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Company's telephone number, including area code:      (561) 752-4141

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT: NONE
SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                          COMMON STOCK, $.001 PAR VALUE

Check whether the Company (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding
12 months (or for such shorter period that the Company was required to file such reports), and (2) has been subject to filing requirements for the past 90 days.
                                 Yes [X] No [ ]

Check if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of the Company's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.
[X]

The Company's revenues for fiscal year 2003 were $66,841.

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company is $2,928,576 based on the closing price of $0.015 as of March 24, 2004.

As of March 25, 2004, the Company had a total of 202,040,617 shares of common stock outstanding.
--------------------
*Affiliates for the purpose of this item refer to the officers, directors, and/or persons or firms owning 5% or more of the Company's common stock, both of record and beneficially.

                      DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated by reference:   None

                                TABLE OF CONTENTS
                                                                                                                                   Page

PART I

PART II                                                                    24
         ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER
                  MATTERS..................................................24
         ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF
                  OPERATION................................................34
         ITEM 7.  FINANCIAL STATEMENTS.....................................39
         ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                  ACCOUNTING AND FINANCIAL DISCLOSURE......................40
PART III                                                                   40
         ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL
                  PERSONS: COMPLIANCE WITH SECTION 16(a) OF THE
                  EXCHANGE ACT.............................................40
         ITEM 10. EXECUTIVE COMPENSATION...................................44
         ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

                                       2

                                  SPECIAL NOTE
                           FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION,
STATEMENTS CONTAINING THE WORDS "BELIEVES," "ANTICIPATES," "EXPECTS" AND WORDS
OF SIMILAR IMPORT CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF
THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING
STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES.

THE COMPANY'S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE ANTICIPATED IN
THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THE
SUCCESS AND SUBSEQUENT ACCEPTANCE OF NEW MEDICAL RESEARCH AND DEVELOPMENT; THE
REGULATORY FRAMEWORK OF THE HEALTH CARE INDUSTRY; THE COMPANY'S ABILITY TO
CREATE, SUSTAIN, MANAGE OR FORECAST ITS GROWTH; ITS ABILITY TO ATTRACT AND
RETAIN KEY PERSONNEL; ITS ABILITY TO PROTECT TECHNOLOGY; CHANGES IN ITS BUSINESS
STRATEGY OR DEVELOPMENT PLANS; COMPETITION; DEMOGRAPHIC CHANGES; BUSINESS
DISRUPTIONS; ADVERSE PUBLICITY; AND INTERNATIONAL, NATIONAL AND LOCAL GENERAL
ECONOMIC AND MARKET CONDITIONS.

                                       3

                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS

SUMMARY

Executive Offices

        Our corporate  offices are located at 8200 Jog Road,  Suite 100,
Boynton Beach, Florida 33437. We can be reached by telephone at (561) 752-4141, by fax transmission to (561) 752-3939 or via e-mail at jacobsonres@aol.com.

Introductory

        Jacobson Resonance Enterprises,  Inc., (the "Company," "we" or "us), is
a Nevada  corporation  incorporated on March 6, 1988 and was originally known as
Pioneer  Services  International,  Ltd. On June 4, 1996,  the  Company  acquired
Jacobson Resonance Machines, Inc., a closely held Florida corporation founded by
Dr. Jerry I. Jacobson, in exchange for 57,220,000 shares of the Company's common stock, or a 92% equity  interest at that time in the Company.  On July 30, 1998, we changed our name to Jacobson Resonance Enterprises, Inc.

        We are developing magnetic resonance technology ("Jacobson Resonance")
focusing initially on healthcare.  Our patented Jacobson Resonance technology is licensed  from the Company's  founder,  Chairman of the Board,  Chief  Executive
Officer and Chief Science and Technology Officer, Dr. Jerry I. Jacobson.

        We are planning to use Jacobson Resonance for the reduction of chronic and acute pain,  generally  commencing  with arthritic  conditions and currently more specifically in Europe to palliate pain secondary to arthrosis of the knee.

        Jacobson Resonance utilizes extremely weak physiologic (like those found in the human heart,  brain and other organs),  low frequency  magnetic fields to beneficially  alter  biochemical  systems.  We plan  to use  joint  venture  and licensing arrangements,  as well as our own resources, to develop,  manufacture, distribute and market various applications of Jacobson Resonance.

FDA Advice on Relaxation

        On February  11,  2004,  the Food and Drug  Administration  ("FDA")
issued us a letter  stating  that,  although FDA believes  magnets  intended for medical  uses to be  devices,  that  they do not  intend  to  enforce  premarket requirements for the type of device described in our Section 513(g) application,

                                       4

which device produces  extremely low magnetic field strength.  This  enforcement discretion  would  apply  only when the  device is  labeled  solely to  "enhance feelings of relaxation." Other indications for therapeutic effects would require
FDA clearance based on a 510(k) premarket notification.

Nassau Bahamas Pain Management Clinic

        In December 2003, we opened a pain management clinic in Nassau, Bahamas, through a 40% owned joint venture company, Magnetic Resonance Therapy (Bahamas)
Limited. The clinic is located in a medical building, the Bahamas Heart Center
Extension, in the city of Nassau, Island of New Providence. The first patient was treated in early December 2003. In January and February, we are averaging 60 to 80 treatment sessions a week. All of our patients have been referred by physicians in the Bahamas, in accordance with the Bahamas medical regulations.

Our Operating Results

        Our operations have never been profitable, and it is expected that we will continue to incur operating losses in the future. In 2003, we generated revenues of $66,841, incurred operating expenses of $864,273 and had a net loss of $867,716. As of April 7, 2004, we had $115,609 of cash on hand to fund operations. There is no assurance that we will continue to be able to be able to fund our operations with investments by third parties or that we will operate profitably in the future.

Products

        We have developed five different clinical models of the Jacobson
Resonator for the alleviation of chronic and acute pain. These models include a portable battery-powered model, an18-inch (expandable), 22-inch (expandable),
4-foot and 7-foot resonators; portable models are user friendly and function via battery driven field production. These models are now, with the exception of the portable model, being sold or leased in Canada and Spain for the following therapeutic uses: magnetotherapy for osteomuscular pain (and soft tissue pain, including connective tissue such as ligaments and tendons). Royalty and usage revenues began arriving from Canada in September 2001. Revenues began arriving from European and worldwide distribution during the last quarter of 2001. In
2002, our licensee Serrato Enterprises placed and sold 15 Jacobson Resonators in
Europe, and in 2003 placed and sold 14 resonators in that market. Royalty and usage revenues from Canada in 2003 were $19,700, and revenues from European distribution in 2002 were $93,000, and in 2003 were approximately $35,000.
Following our clearance from the U.S. Food and Drug Administration ("FDA") for
"relaxation", these resonators would be marketed in the U.S. primarily through distributors by sales, leasing and participation in clinic settings.

                                       5

Regulatory Clearances

         We have received regulatory clearances, and are marketing our products, in Europe and Canada. There is no assurance that any such FDA clearance will be granted for any of our products at any time in the future.

         Double blind, randomized and placebo controlled studies are planned to continue to add data from greater populations of subjects for submission of de novo 510(k) applications to FDA for clearance for specific indications in pain management.

        Full approval and clearance for manufacturing of all model resonators
(not including the portable model) have been received from Spain under the same
CE-Mark license. Commercialization (marketing and distribution throughout the
European Union) of magnetic resonance therapy utilizing 18" expandable Jacobson
Resonators is allowable under the CE-MARK for tri-compartmental arthrosis of the knee. Cervical arthrosis studies have been accomplished, the data of which has been submitted to Spanish Health Ministry for CE-marking consideration.

        Extended studies involving other indications, e.g. lower back pain and tendinitis of the elbow, are planned. The objective is to ultimately obtain CE marking for full body pain no matter the cause. There is no assurance that said clearance will be granted.

        On November 27, 2000, we received notification of licensing rights from the Therapeutic Products Section of the Canadian Ministry of Health (Health
Canada) for commercialization and use of Jacobson Resonators in Canada and in
other countries, which have reciprocity licenses and active trade agreements.
The license issued covers the reduction of pain from arthritic conditions.

        In the United States, on February 11, 2004, FDA advised that they do not intend to enforce premarket requirements for the type of magnetic resonance device described in our Section 513(g) application, which device produces extremely low magnetic field strength. This enforcement discretion would apply only when the device is labeled solely to "enhance feelings of relaxation."
Other indications for therapeutic effects would require FDA clearance based on a
510(k) premarket notification. We plan to distribute the clinical models of the
Jacobson Resonators in the U.S. primarily through existing medical device distributors, and distribute portable models as well.

                                       6

RISK FACTORS

        An investment in our common stock involves a significant degree of risk. You should not invest in our common stock unless you can afford to lose your entire investment. You should consider carefully the following risk factors and other information in this prospectus before deciding to invest in our common stock.

We have only a limited operating history and have not operated profitably since commencement of operations. We will be required to raise substantial amounts of capital.

        Our operations have never been profitable, and it is expected that we will continue to incur operating losses in the future. In 2003, we generated revenues of $66,841, incurred operating expenses of $864,273 and had a net loss of $867,716. As of April 7, 2004, we had $115,609 of cash on hand to fund operations. There is no assurance that we will operate profitably in the future.

        We will be required to raise substantial amounts of capital to continue development and commercialization of our existing and proposed products, and there is no assurance that we will be able to raise this additional required capital.

        We have been the subject of a going concern opinion from our independent auditors, which means that we may not be able to continue operations unless we obtain additional funding.

        Our independent auditors have added an explanatory paragraph to their audit opinions, issued in connection with our financial statements, which states that our ability to continue as a going concern is uncertain due to our continued operating losses, the excess of our liabilities over our assets and uncertain conditions we face in our day-to-day operations. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty. W have a significant obligation as a result of settlement of a lawsuit against Dr. Jerry I. Jacobson, our founder.

We have an obligation, pursuant to the settlement of a lawsuit filed by two plaintiffs regarding ownership of certain patents now licensed to us by Dr.
Jerry I. Jacobson and the plantiffs, to pay the plaintiffs the sum of
$1,000,000, which obligation is currently due and payable. This obligation is owed both by Dr. Jacobson and by us, and we intend to pay this amount to the plaintiffs when we have available funds. Up to this point, the plaintiffs have not attempted to enforce payment of this amount through the courts; however, there is no assurance that they will not so pursue their legal remedies and obtain a judgment against us, which at this point would force us to file for bankruptcy. See "Legal Proceedings"

                                       7

Our future revenues are unpredictable.

        As a result of our limited operating history and the emerging nature of the market in which we compete, we are unable to accurately forecast our revenues. Revenues and operating results generally depend on regulatory approvals, the volume of, timing of and ability to fulfill orders received, and competitive conditions, which are difficult to forecast. We may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Accordingly, any significant shortfall in revenues in relation to our planned expenditures would have an immediate adverse effect on our business, prospects, financial condition and results of operations.

There is no assurance that we will be able successfully to develop and commercialize our technology.

        Commercialization of our technology will require regulatory clearances, substantial additional capital and a successful commercial product.
There is no assurance that we will be able to develop a successful commercial product. If we are not successful in so commercializing our product or products, and your investment in the Company will be lost.

Our products may not be eligible for insurance reimbursement.

At this time, our products are not eligible for insurance reimbursement, although reimbursement for use of our products is being considered by insurance companies in Europe and Canada. Overall, we expect reimbursement to be approved in Europe and Canada, and later in the United States following FDA clearance.
However, if insurance reimbursement is not available, sales and usage of our products would be adversely affected.

Even if we and our licensees are successful in developing our proposed technology, there is no assurance that we and our licensees will be able to market the technology commercially.

        We are not experienced in marketing our type of proposed technology to the intended market and, even assuming we successfully develop the product or products targeted for this intended market, there is no assurance that this market will accept these product or products. In this case, you could lose your entire investment in the Company.

        We will need to raise substantial additional capital to complete development of our technology and to commercialize the technology. There is no assurance that we will be able to secure the additional capital investments required to complete product development and commercialize the technology.

        Substantial additional capital, which we estimate to be in the range of $5 million to $10 million will be required to complete development
(including possible redesign and enhancement of existing products, for example, water immersion products, which product enhancements would require separate FDA clearance) and regulatory clearances of our proposed commercial products and to bring those products to market. There is no assurance that, even if our initial commercial products perform as intended, we will be successful in attracting this amount of additional capital. If we are not successful in attracting this additional capital, an investment in us may be lost.

                                       8

If our proposed products do not achieve market acceptance, we will not be able to generate the revenue necessary to support our business.

        Our proposed products represent a fundamentally new way of relief of pain and therapy for certain types of injuries, diseases or other medical conditions. If our proposed products fail to achieve market acceptance, potential users will not purchase our products and we will not be able to generate the revenue necessary to support our business.

Our proposed products are subject to a lengthy and uncertain domestic regulatory process. If we do not obtain and maintain the necessary domestic regulatory approvals, we will not be able to market and sell these products in the United
States.

        Our proposed products are subject to regulation in the United States by the FDA. See "Government Regulation". The FDA regulates the research, testing, manufacturing, safety, labeling, storage, record keeping, promotion, distribution and production of medical devices in the United States. Only one application of our products have not been approved by the FDA for any therapeutic procedures. We withdrew our previously filed de novo 510(k). Double blind, randomized and placebo controlled studies are planned to continue to add data from greater populations of subjects for submission of de novo 510(k)
applications to FDA for clearance for specific indications in pain management.
However, there is no assurance that FDA clearance will be granted for any of our products at any time in the future. If we fail to obtain FDA approval for the use of those products requiring such approval, our business could be harmed and we would not be able to market and sell those products in the United States.

Our proposed products are also subject to various foreign regulatory processes and approval requirements. If we do not obtain and maintain the necessary international regulatory approvals, we will not be able to market and sell these proposed products in foreign countries.

        To be able to market and sell our proposed products in other countries, we must obtain regulatory approvals and comply with the regulations of those countries. These regulations, including the requirements for approvals, and the time required for regulatory review vary from country to country. Obtaining and maintaining foreign regulatory approvals are expensive, and we cannot be certain that we will receive regulatory approvals in any foreign country in which we plan to market our products. If we fail to obtain regulatory approval in any foreign country in which we plan to market one or more of our proposed products, our ability to generate revenue would be harmed.

If we are unable to protect and maintain the intellectual property contained in our products from use by third parties, our ability to compete in the market would be harmed.

        Our commercial success will depend in part on obtaining patent and other intellectual property protection for the technologies contained in our products, and on successfully defending our patents and other intellectual property against third party challenges. We have in excess of 20 patents issued in the U.S. and around the world. We have not licensed for our use any other person's patents.

                                       9

        We could be required to incur substantial costs in obtaining and maintaining patents and, if necessary, defending our proprietary rights. The patent positions of medical device companies, including ours, could be highly uncertain and involve complex and evolving legal and factual questions. We cannot assure you that we will obtain the patent protection we seek, or that the protection we do obtain will be found valid and enforceable if challenged. We also cannot assure you that we will be able to develop additional patentable proprietary technologies. If we fail to obtain adequate protection of our intellectual property, or if any protection we obtain is reduced or eliminated, others could use our intellectual property without compensating us, resulting in harm to our business. We may also determine that it is in our best interests to voluntarily challenge a third party's products or patents in litigation or administrative proceedings, including patent interferences or reexaminations. In addition, the laws of certain foreign countries do not protect intellectual property rights to the same extent as do the laws of the United States.

Others may assert that our products, if developed, infringe their intellectual property rights, which may cause us to engage in costly disputes and, if we are not successful in defending ourselves, could also cause us to pay substantial damages and prohibit us from selling our proposed products.

        In addition to the issued patents of which we are aware, other parties may have filed, and in the future are likely to file, patent applications covering diagnostic products that are similar or identical to ours. We cannot assure you that any patents issuing from applications filed by a third party will not cover our products or will not have priority over our patent applications.

        The medical device industry has been characterized by extensive litigation and administrative proceedings regarding patents and other intellectual property rights, and companies have employed such actions to gain a competitive advantage. If third parties assert infringement or other intellectual property claims against us, our technical and management personnel will experience a significant diversion of time and effort and we will incur large expenses defending ourselves. If third parties in any patent action are successful, our patent portfolio may be damaged, we may have to pay substantial damages, including treble damages, and we may be required to stop selling our products or obtain a license which, if available at all, may require us to pay substantial royalties. We cannot be certain that we will have the financial resources or the substantive arguments to defend our patents from infringement or claims of invalidity or unenforceability, or to defend against allegations of infringement of third-party patents. Our recently settled litigation (see "Legal
Proceedings") involved the claim by the plaintiffs that they had an aggregate one-third ownership interest in creation patents. We settled this case for a cash payment (still owing) of $1,000,000, by transferring 12,000,000 shares of our common stock from Dr. Jacobson's personal holdings, at the issuance of warrants to purchase 3,000,000 shares of common stock. All alleged rights of the plaintiffs in these patents were assigned to us in connection with this settlement. However, Dr. Jacobson is the sole inventor of said patents, and was the first inventor in the world to file patents utilizing pico Tesla range magnetic fields for the therapeutic treatment of mammals.

The rights and measures we rely on to protect the intellectual property underlying our products may not be adequate to prevent third parties from using our technology which could harm our ability to compete in the market.

        In addition to patents, we plan to rely on a combination of trade secret, copyright and trademark laws, nondisclosure agreements and other contractual provisions and technical security measures to protect our intellectual property rights. Nevertheless, these measures may not be adequate to safeguard the technology underlying our products. If they do not protect our rights adequately, third parties could use our technology, and our ability to compete in the market would be reduced. In addition, employees, consultants and others who participate in developing our products may breach their agreements with us regarding our intellectual property, and we may not have adequate remedies for the breach. We also may not be able to effectively protect our intellectual property rights in some foreign countries. We also realize that our trade secrets may become known through other means not currently foreseen by us.
Notwithstanding our efforts to protect our intellectual property, our competitors may independently develop similar or alternative technologies or products that rival our technology and products without infringing any of our intellectual property rights, or may design around our proprietary technologies.
For further information on our intellectual property and the difficulties in protecting it, see "Business -- Intellectual Property."

If our licensees" proposed manufacturing facilities do not meet federal or state manufacturing standards, we may be required to temporarily cease all or part of our manufacturing operations, which would result in product delivery delays and lost revenue.

        Our or our licensees manufacturing facilities would be subject to periodic inspection by regulatory authorities and our operations would continue to be regulated by the FDA for compliance with Good Manufacturing Practice requirements. We would also be required to comply with the ISO 9000 series standards in order to produce products for sale in Europe. If we fail to comply with Good Manufacturing Practice requirements or ISO 9000 series standards, we would be required to cease all or part of our operations until we complied with these regulations. We cannot be certain that our facilities would be found to comply with Good Manufacturing Practice requirements or the ISO 9000 series standards in future audits by regulatory authorities.

The use of our proposed products could result in product liability claims that could be expensive, divert management's attention and harm our business.

        Although our technology has been recognized as safe by the FDA, there is no assurance that product liability claims would not be filed against
us. If we decide to enter the area of diagnostics, in which we do not now participate, the analytical device industry has historically been litigious, and we would face financial exposure to product liability claims if the use of our products were alleged to result in a misdiagnosis or cause injury or death and a court agreed with those allegations. There is also the possibility that defects in the design or manufacture of our products might necessitate a product recall.
Although we plan to maintain product liability insurance, the coverage limits of these policies may not be adequate to cover future claims. A product liability claim, regardless of its merit or eventual outcome, could result in significant legal defense costs. A product liability claim or any product recalls could also harm our reputation or result in a decline in revenues.

If we lose our key personnel or are unable to attract and retain additional personnel, our ability to compete would be harmed.

        We are highly dependent on the principal members of our management and scientific staff, in particular Dr. Jerry I. Jacobson, our Chairman of the
Board, Chief Executive Officer and Chief Science & Technology Officer. In order to pursue our product development, marketing and commercialization plans, we will need to hire additional qualified personnel with expertise in research and development, clinical testing, government regulation, manufacturing, sales and marketing, and finance. Our product development plans depend in part on our ability to attract and retain engineers with experience in mechanics, software and optics. Attracting and retaining qualified personnel will be critical to our success, and competition for qualified personnel is intense. We may not be able to attract and retain personnel on acceptable terms given the competition for such personnel among technology and healthcare companies, and universities. The loss of any of these persons or our inability to attract and retain qualified personnel could harm our business and our ability to compete.

We do not intend to pay dividends.

        It is unlikely that we will pay any dividends in the foreseeable future due to our anticipated substantial cash requirements for future operations. We anticipate using any proceeds of investments in us and any earnings received from operations, to complete the development and to obtain the requisite regulatory approvals for our proposed products, for the marketing, development and expansion of our proposed business, for operating capital and for corporate development and expansion activities.

                                       10

Our common stock is regulated as a "penny stock" by the Securities and Exchange
Commission.

        We are subject to additional regulation by the Securities and Exchange
Commission under its rules regulating broker-dealer practices in connection with transactions in "penny stocks." This type of regulation may reduce the level of trading activity or your ability to sell the common stock. Penny stocks generally are equity securities with a price of less than $5.00 that are not registered on certain national securities exchanges or quoted on the NASDAQ system. The penny stock rules require a broker-dealer, prior to a transaction in a regulated penny stock, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide information concerning his compensation for the penny stock purchase, current prices of the penny stock, and a special written determination that the penny stock is a suitable investment for the purchaser.

The market for our common stock is poorly developed. Purchasers of our securities should anticipate a thin and volatile market. Investors that purchase our common stock may not be able to sell their securities.

        There are many days when our common stock does not trade at all in the over-the-counter market. The spread between the quoted bid and ask prices is usually great. The stock has never traded above $5, the price required to remove certain trading requirements imposed on Bulletin Board "penny stocks." Until these trading requirements are removed, many brokerage firms will not allow their brokers to recommend our stock for purchase by their customers. Investors that purchase our common stock may not be able to sell their securities.

BUSINESS

        We are planning to use Jacobson Resonance for the reduction of chronic and acute pain, commencing with magnetic resonance therapy for the alleviation of pain from arthrosis of the knee in Europe, and the alleviation of pain from full body arthritis in Canada. Based on data developed by the National Chronic
Pain Outreach Association, an estimated 34 million people in the United States of America suffer from chronic pain and approximately 50 million work-days are lost annually because of chronic pain.

        We are also planning to enter the veterinary market in pain management which does not require regulatory approval; establish clinical collaborations outside the United States for human therapeutics; and license rights to market battery-powered portable devices for relaxation and pain management in open markets throughout the world excepting the United States.

        In December, 2003, we opened a pain-management clinic in Nassau,
Bahamas, and have been averaging 60 to 80 treatment sessions per week.

        Jacobson Resonance utilizes extremely weak physiologic (like those found in the human heart, brain and other organs), low frequency magnetic fields to beneficially alter biochemical systems. We are currently negotiating, and plan to continue to use joint venture and licensing arrangements, as well as our own resources, to develop, manufacture, distribute and market various applications of Jacobson Resonance.

                                       11

Products

        We have developed five different clinical models of the Jacobson
Resonator for the alleviation of chronic and acute pain. These models include a portable battery-powered model, an18-inch (expandable), 22-inch (expandable),
4-foot and 7-foot resonators; portable models are user friendly and function via battery driven field production. These models are now, with the exception of the portable model, being sold or leased in Canada and Spain for the following therapeutic uses: magnetotherapy for a osteomuscular pain (and soft tissue pain, including connective tissue such as ligaments and tendons). Upon clearance from
FDA these resonators would be marketed in the U.S. primarily through distributors by sales, leasing and participation in clinics settings.

         A more detailed description of our products is as follow:

•        The 18-inch and seven-foot resonators have been used for much of the in-vitro, in-vivo, animal and human clinical studies in the USA and abroad during the past five years. The 18" model has been used for the alleviation of pain from arthritis in Canada and for the alleviation of pain secondary to arthrosis of the knee in Europe.

•        The 22-inch expandable resonator has been prototyped in Mississippi and is being manufactured in Spain. This flexible delivery system is not only used for human limbs but can expand and be used for the shoulders, neck, hips, and other locations in humans and animals.

•        The 4-foot model is being used in Canada, Spain and Mexico. This system can be adjusted horizontally and parallel to the human body and focus the electromagnetic field on any specific area desired.

•        The 7-foot resonator is also being used in coordination with other models to produce quicker and more thorough relief from pain. Because this resonator provides full body exposure, we plan to use this model for research on systemic disorders.

        Our largest clinical model is comprised of a pair of Helmholtz coils that are seven feet in diameter and placed on a common axis three and a half feet apart (to encompass a full human frame). Helmholtz coils are flat, parallel, circular metal electrically conductive coils equal in diameter and separated by a distance equal to the radius of each coil, connected in series to create a magnetic force field of uniform strength in between the coils. The next largest clinical model is comprised of a pair of Helmholtz coils that are four feet in diameter (to treat patients who are lying down.). A third clinical model is comprised of a pair of Helmholtz coils that are 22 inches in diameter and placed on a common axis eleven inches apart, which can be expanded to 16 inches or 20 inches. The fourth clinical model is comprised of a pair of Helmholtz coils that are 18 inches in diameter and placed on a common axis nine inches apart. The latter two models can encompass a human head, joint or portion of a limb. Two prototypes, a variable spaced solenoid and a 10-foot resonator, are being used in veterinary research in horses at Mississippi State University; two other prototypes have been used in cardiovascular research in dogs at the
University of Oklahoma.

                                       12

        The Company has entered into a license agreement with P.E.R., Inc., pursuant to which P.E.R. has been licensed to manufacture and sell battery-powered, portable resonators worldwide, excepting in the United States.
We have received an initial payment of $25,000 on account of the $100,000 initial license fee pursuant to this agreement, and are entitled to a royalty fee of $30 per unit sold, plus 10% of the gross profit of P.E.R., for all portable units sold for under $500. For all portable units selling at $500 and above, we receive a royalty of 15% of P.E.R.'s gross profit on those units, payable on a quarterly basis; and for all add-on and replacement parts sold, we receive a royalty of 15% of P.E.R.'s gross profit for those parts.

All of these models would be used for relaxation or to alleviate pain. These resonators are planned be marketed in the U.S. for relaxation, and consistent with any future FDA clearance, to treat chronic and acute pain sufferers. See discussion under "United States of America" immediately below.

Approval Status in Healthcare & Medical Therapeutics

Europe

        On January 10, 2001,  we received the CE-Mark by the Health  Authorities of the European Union in conjunction with the Spanish Health Ministry for medical use, distribution, manufacturing, and sale of the 18-inch Jacobson
Resonators for the treatment tri-compartmental arthrosis pain of the knee throughout the nation members of the European Union. This approval covers tri-compartmental arthrosis of the knees. In addition, full approval and clearance for manufacturing of two models of resonators have been received by the Spanish Ministry of Health under the same CE-Mark license. Hospitals in
Spain are now treating and alleviating pain from hundreds of Spanish patients.
Clinical Studies have been recently completed in Spain for the treatment of cervical-arthrosis with CE-Mark approval pending.

        We are renegotiating our arrangements with Serrato Enterprises with regard to the territories outside of the U.S. covered by the license agreements in effect and other matters.

Canada

        On November 27, 2000, we received notification of licensing rights for the reduction of pain from arthritic conditions from the Therapeutic Products
Section of the Canadian Ministry of Health (Health Canada) for commercialization and use of Jacobson Resonators in Canada.

United States of America

        The clinical resonators require U.S. Food and Drug Administration (FDA)
clearance before they can be commercially used in the United States of America.
See "Government Regulation." At this time, we have received FDA clearance for relaxation, but no other applications.

        With regard to relief of pain, the results of the clinical studies previously submitted to the FDA demonstrate (in accordance with the Spanish
Health Ministry's clearance) that the 18-inch Jacobson Resonator is safe and effective in the palliation of pain secondary to tri-compartmental arthrosis of the knee, but more clinical data is required by the FDA before clearance can be granted and commercialization initiated in the United States.

        In connection with our prior application, FDA did determine that the microgauss to nanogauss fields generated by the Jacobson Resonator are of non-significant risk for osteoarthritis of the knee joint, which determination permits us to conduct studies on human subjects while gathering data on safety and effectiveness. (Microgauss down to nanogaus fields are extremely weak magnetic fields; these fields are million times weaker than the earth's magnetic field) We have entered into a consulting agreement to help guide the Company in
FDA regulatory compliance and reimbursement issues with Regulatory Insights,
Inc. This agreement covers clinical trial services, research and other services including submission of premarket notification 510(k).

Insurance Reimbursement

        Reimbursement for use of our products is being considered by insurance companies in Europe and Canada. Overall, we expect reimbursement to be approved in Europe and Canada, and later in the United States following FDA clearance.

Technology Vision

        We employ microgauss to nanogauss physiologic magnetic fields (fields existing normally in the body) to renormalize structure and function of diseased and and/or injured tissues.

        Our technology vision is to continue to design and develop various magnetic resonance products for delivery of non-invasive, painless, efficacious and safe treatments of diseased and/or injured tissues.

Commercialization Initiatives In The Pain Treatment Market

        In December 2003, we opened a pain management clinic in Nassau, Bahamas, through a 40% owned joint venture company, Magnetic Resonance Therapy (Bahamas)
Limited. The clinic is located in a medical building, the Bahamas Heart Center
Extension, in the city of Nassau, Island of New Providence. The first patient was treated in early December 2003. In January and February, we are averaging 60 to 80 treatment sessions a week. All of our patients have been referred by physicians in the Bahamas, in accordance with the Bahamas medical regulations.

                                       13

        Quantum Resonance Technologies, Inc. ("QRTI") in Mississippi builds the prototypes of our resonators. Benvenutti Electrical Apparatus & Repair, Inc. , an electrical apparatus manufacturer in Gulfport, Mississippi, collaborates with
QRTI and manufactures our clinical resonators . QRTI is supplying the delivery systems for Canada.

        Alfonso Serrato has led our European initiative. Mr. Serrato is a former executive officer of Medtronic, Inc., a New York Stock Exchange company that is a leading manufacturer and distributor of medical devices around the world. Mr. Serrato worked for Medtronic, Inc., in various capacities, including
Vice President of Worldwide Manufacturing and Vice President of Pacing
Operations, for nearly 18 years until 1996. In February 1999, we executed a ten-year license agreement with Serrato Enterprises for the marketing and distribution of our chronic pain reduction products in continental Europe, Latin
America, Japan, Australia, New Zealand and the Middle East, excluding Israel.

        BioRes Medical, S.L., a Serrato Enterprises LLC company has contracted for the manufacture of Jacobson Resonators in Europe. To date, the Company has entered into the following agreements with Serrato Enterprises, which agreements are currently under renegotiation.

        In January 2000, we further executed a ten-year manufacturing agreement with Serrato Enterprises-BioRes Medical, S.L., under which we will receive manufacturing royalties based on type and production volume of resonators manufactured by Serrato Enterprises. Through Serrato Enterprises, we
sell or lease Jacobson Resonators to these facilities and receive 16% of distribution fees, payable quarterly, in addition to $1500 per unit manufacturing royalties for the 4' and 7" models and $1200 for the 18" and 22"
models and $2.00 for each treatment session computer card sold. We began receiving revenues from European initiatives in the last quarter of 2001.

        The commercialization initiative in Canada is being spearheaded by Bio
Resonance Technology, Inc. Currently one treatment center, one in Winnipeg is helping to decrease pain for arthritic patients. Bio Resonance Technology plans to open additional pain-treatment centers in major metropolitan areas in Canada.
We began to receive revenues from this initiative in August 2001.

        We have a 16% royalty for Jacobson Resonators sold in Canada, a flat annual fee of $6000 for each 18" Resonator placed for usage or leased, of $6300 for each 22" Resonator so placed or leased and of $7000 for each 7' Resonator so placed or leased, and per unit manufacturing royalties of $1500 on the 4' and 7'
Resonators and of $1200 for the 18" and 22" Resonators.

                                       14

Potential Non-Medical Applications Of Jacobson Resonance

        In January 2000, we executed a licensing agreement with RealPure
Beverage Group, LLC, of Jackson, Mississippi, for the use of Jacobson Resonance
in multiple water and beverage products lines, including marketing and distribution. In the year ended December 31, 2002, we had received $4,738 in royalties from RealPure under this license agreement. Effective April 26, 2003, we terminated the agreement with RealPure, due to their non-performance of their royalty payment obligations, and we intend to seek other partners to assist us in exploiting the resonated beverage market.

Government Regulation

United States of America

        In the United States of America, our five clinical Jacobson Resonators for reduction of chronic pain and future clinical products, if any, are extensively regulated as medical devices by the FDA. The FDA regulates the clinical testing, manufacturing, labeling, distributing, and promoting of medical devices. Prior to commercial sale in the United States, each of our clinical products must undergo an extensive regulatory approval process conducted by the FDA under the Food, Drug and Cosmetic Act (the "FDC Act").
Noncompliance with applicable requirements can result in failure to receive regulatory clearance or approval of devices, total or partial suspension of production, fines, injunctions, civil penalties, recall or seizure of products, and criminal prosecution.

        Under the FDC Act, all medical devices are classified into three classes: Class I, II or III. Classification identifies the level of regulatory control that is necessary to assure the safety and effectiveness of a medical device, as well as the marketing process (either pre-market notification under
510(k) or pre-market approval ("PMA")) the manufacturer must complete, unless exempt, in order to obtain FDA clearance for marketing. In connection with the clearance of a medical device, the FDA is required to make a finding as to efficacy of the device.

        Class I devices are subject to the least regulatory control because they present minimal potential for harm to the user and are often simpler in design than Class II or Class III devices. They are subject only to "general controls,"
which require adherence to the requirements of (a) registration, (b) medical device listing, (c) Good Manufacturing Practices, (d) labeling and (e)
pre-market notification. Class II devices are those for which general controls alone are insufficient to assure safety and effectiveness, but for which existing methods are available to provide such assurances, such as special labeling requirements, mandatory performance standards and post-market surveillance. Class III devices are subject to the most stringent regulatory controls because insufficient information exists to assure safety and effectiveness solely through general or special controls. They must satisfy the
PMA requirements.

        After consultation with the FDA and subject to demonstration of effectiveness through human clinical trials, we believe that our clinical
Jacobson Resonators will be classified as Class II devices. As Class II devices, the clinical Jacobson Resonators will not be subject to PMA as required of Class
III devices, but will be subject to general controls and special controls, including pre-market notification under 510(k). A 510(k) is a pre-marketing submission made to the FDA to demonstrate that the device to be marketed is as safe and effective as, or "substantially equivalent" to, a legally marketed device that is not subject to PMA. Applicants must compare their 510(k) device to one or more similar devices currently on the U.S. market and make and support their substantial equivalency claims. The legally marketed device(s) to which equivalence is drawn is known as the "predicate" device(s). A device is deemed substantially equivalent to a predicate device if (a) it has the same intended use as the predicate device, and (b) either has the same technological characteristics as the predicate device, or has different technological characteristics that do not raise new questions of safety and effectiveness, and
(c) the sponsor demonstrates that the device is as safe and effective as the legally marketed device. A category called the de novo 510(k) allows somewhat more flexibility in the 510(k) category. We believe Jacobson Resonators fit this category as they are novel, but also meet the criteria for the general 510(k)
category in pain management.

                                       15

        Investigational Device Exemptions ("IDE") allow manufacturers to ship and use unapproved medical devices intended solely for investigational use involving human subjects. The IDE regulation applies to most clinical studies in the U.S. that are undertaken to gather safety and effectiveness data about a medical device. There are two categories of devices covered by the IDE regulation: (1) Significant Risk devices and (2) Non-Significant Risk ("NSR")
devices. Significant Risk devices require both FDA and Institutional Review
Board ("IRB") approval prior to initiation of a clinical study. NSR devices require only IRB approval prior to initiation of a clinical study. Clinical studies are often conducted to support pre-market notification or PMA. Thus, an investigational device is one that has not been given 510(k) clearance or PMA for marketing in the U.S. but is exempted from these requirements in order to collect safety and effectiveness data. Investigational use also includes clinical evaluation of certain modifications or new intended uses of legally marketed devices. The FDA requires that all clinical evaluations of investigational devices, unless exempt, have an approved IDE before the study is initiated.

        On February 11, 2004, FDA issued us a letter stating that, although FDA believes magnets intended for medical uses to be devices, that they do not intend to enforce premarket requirements for the type of device described in our
Section 513(g) application, which device produces extremely low magnetic field strength. This enforcement discretion would apply only when the device is labeled solely to "enhance feelings of relaxation." Other indications for therapeutic effects would require FDA clearance based on a 510(k) premarket notification. See "Government Regulation." We have not yet received FDA clearance for the commercialization of our clinical resonators in the United
States of America for any indications other than relaxation. There is no assurance that any such FDA clearance will be granted for any of our products at any time in the future.

        In 1997, we filed our submission with the FDA seeking a determination that the 18-inch clinical Jacobson Resonator qualified as an NSR device for the treatment of osteoarthritis pain of the knee. On March 4, 1999, the FDA determined that our clinical study of the 18-inch clinical Jacobson Resonator to demonstrate effectiveness was an NSR device study because the resonator did not meet the definition of a Significant Risk device under the applicable provision of the IDE. This determination in effect means that the resonator meets the FDA requirements as to safety. In August, 2002, we withdrew our 510(k) de novo application.

                                       16

        Double blind, randomized and placebo controlled studies are planned to continue to add data from greater populations of subjects for submission of de novo 510(k) applications to FDA for clearance for specific indications in pain management. There is no assurance that FDA clearance will be granted at any time in the future. More studies are required by the FDA to further substantiate safety and effectiveness for clearance.

        We will be required to obtain FDA approval of a new pre-market application or pre- market application supplement before making any change to the Jacobson Resonators affecting the safety or effectiveness of the device including, but not limited to, new indications for use of the device, changes in the device's performance or design specifications and device modifications and future generation products. New pre-market applications and pre-market application supplements generally require submission of information needed to support the proposed change and often require additional clinical data. We may decide, or may have to, obtain PMA's and PMA supplements for its future products or other uses. A PMA application must be supported by extensive data, including pre-clinical and clinical trial data, to demonstrate the safety and effectiveness of the device for the uses specified in the PMA application. We cannot guarantee that any PMA application relating to the Jacobson Resonator that is filed will be granted. If we obtain a PMA, it may be required to file
PMA supplements for new or expanded uses of the Jacobson Resonator and for any material modifications to it. If a PMA supplement is not accepted by the FDA for a new or expanded use or material modification of the Jacobson Resonator, we must commence and complete the entire pre-market approval process with respect to such use or modification. We cannot guarantee that any PMA supplement that we file will be accepted.

        Any products manufactured or distributed by us pursuant to FDA clearance or approval are subject to pervasive and continuous regulation by the FDA, including record-keeping requirements, reports of adverse experience with the use of the device, post-market surveillance, post- market registry, and other actions as deemed necessary by the FDA. The FDA actively enforces regulations prohibiting marketing of products for non-indicated uses. We and our agents may promote products only for the products' approved indications. The labeling and advertising of most FDA-regulated products, including the Jacobson Resonators, are also subject to the jurisdiction of the Federal Trade Commission, the
Occupational Safety and Health Administration and other governmental entities.
We cannot guarantee that the FDA will not impose regulations that could adversely affect our ability to market, sell, or be reimbursed for the Jacobson
Resonator. In addition, we cannot guarantee that we will not become subject to
FDA actions should physicians prescribe the Jacobson Resonator for unapproved uses.

        As a medical device manufacturer registered with the FDA whose products are listed with the FDA, our products and facilities will be subject to inspection on a routine basis by the FDA with regard to product designs, manufacturing, testing, control, process validation and similar activities.
Future inspections could result in adverse findings and harm our ability to manufacture and market our Jacobson Resonators, which in turn would significantly adversely affect our business.

                                       17

        The process of obtaining FDA and other required regulatory approvals is lengthy, expensive and uncertain. Regulatory approvals may include regulatory restrictions on the indicated uses for which a product may be marketed. We cannot guarantee that the FDA will approve its current or future products in a timely manner, if at all. If we experience delays or failure in obtaining such approvals, or if previously granted approvals are rescinded, or if we fail to comply with existing or future regulatory requirements, then our business, financial condition, results of operations and cash flows will be materially and adversely affected. Furthermore, even if such approvals are granted, we cannot guarantee that we will be successful in commercializing or achieving market acceptance of the Jacobson Resonators for the treatment of chronic pain or any other applications. Our inability to commercialize successfully the Jacobson
Resonators will severely harm our business.

        We are also subject to numerous federal, state, and local laws relating to such matters as safe working conditions, manufacturing practices, environmental protection, fire- hazard control, and disposal of hazardous or potentially hazardous substances. We cannot guarantee that we will not be required to incur significant costs to comply with such laws and regulations in the future, or that such laws or regulations will not have a material adverse effect upon our business, financial conditions, results of operations, or cash flows.

Europe

        In order to market and sell the Jacobson Resonator or any future products in foreign markets, we must comply with foreign government regulations.
These laws differ substantially from country to country. In order to market and sell the Jacobson Resonators in the European Union, the resonators must bear CE
Marking, which has been done effective January 10, 2001. The actual CE Marking consists of the letters "CE" which a manufacturer affixes to its products for access to the European market; the letters "CE" are an abbreviation of the
French phrase "Conformite Europeene." CE Marking on a medical device indicates that a manufacturer has complied with all of the requirements of the Medical
Device Directive, which requires technical homologation of the device (proper functioning of all components), safety and efficacy. Our CE Marking license is
2001-01-0303 CP.

        The Essential Requirement requires every non-European medical device manufacturer exporting to Europe to appoint an Authorized European Address, or agent, to ensure that the responsibility for compliance with Medical Device
Reporting is delegated to a party who resides in Europe and is subject to
European law. The authorized European agent serves as an interface between a manufacturer and governmental authorities and must verify whether the manufacturer is in compliance with the European vigilance system, which covers both post-market surveillance and adverse-incident reporting. The selection of an authorized European agent by a manufacturer is significant because the agent is required to have access to all confidential product documentation and master files of the manufacturer. We have selected a Serrato Enterprises-BioResMedical,
S.L. company, controlled by Alfonso Serrato, to function as our authorized representative, manufacturer and licensee.

                                       18

        The Medical Device Directive classifies all medical devices into one of three classes, based upon a risk analysis which considers the design, method of manufacturing and intended use of a medical device. Class I is comprised of the least dangerous devices, and is subject to less restrictions than Class III, which is comprised of the most dangerous devices. Between Classes I and III are
Class IIa and Class IIb. The Class of a medical device determines "Conformity
Assessment Procedure," or the procedure by which conformity with Essential
Requirements will be assessed. A procedural option for minimal risk devices includes self-certification, where the manufacturer itself prepares a
"Declaration of Conformity" to the Essential Requirements and self-affixes the
CE Marking to the device. Higher risk devices, on the other hand, require that the assessment be performed and certified for "quality assurance" in collaboration with a recognized European "notified body." The clinical Jacobson
Resonators are considered Class IIb, which is a moderate risk classification. As such, limited third-party assessment is required.

        Members of the European Union must accept CE Marking for marketing medical devices without imposing further requirements related to product safety and performance. However, National Competent Authorities, which are required to enforce compliance with the requirements of the Medical Device Directive, can restrict, prohibit, and recall devices with CE Marking if considered unsafe.
Such a decision must be confirmed by the European Commission to be valid. Member countries may impose additional requirements as long as they do not violate the
Medical Device Directive or constitute technical barriers to trade.

        We cannot say with certainty that the European Union or any foreign regulatory authority will grant CE Marking privileges to our future products in a timely manner, if at all. If we experience delays or failure in obtaining such approvals, or if previously granted approvals are rescinded, or if we fail to comply with existing or future regulatory requirements, then our business, financial condition, results of operations and cash flows will be materially and adversely affected.

Research and Development

        We have conducted numerous university studies of the effects of Jacobson
Resonance upon biological systems, both in vitro and in vivo, at The Weill
Medical College of Cornell University, Fairleigh Dickinson University, the
University of Oklahoma Health Sciences Center, Mississippi State University,
Texas A&M University, University of Memphis, University of Alcala and the
University of Delhi.

During the years ended December 31, 2003 and 2002, we spent $-0- and $50,595, respectively, on research and development activities.

                                       19

Intellectual Property

        We are the exclusive licensee of Jacobson Resonance from Dr. Jacobson, who is the sole inventor of all patents issued or pending. Dr. Jacobson is also the majority owner of all relevant Jacobson Resonance intellectual property. We have the exclusive rights to pursue whatever applications of Jacobson Resonance that we want. In return, we are obligated to pay Dr. Jacobson, pursuant to his employment agreement, a royalty on revenues, depending upon the application.

        We have 20 issued or approved, and additional patents pending in the
United States and worldwide. Dr. Jacobson had licensed these patents exclusively to us. Dr. Jacobson's license agreements provide for a royalty equal to 3% of gross revenues from our products utilizing Jacobson Resonance. In settlement of the litigation referred to under "Legal Proceedings", the plaintiffs in that case negotiated as a part of the settlement a royalty of one-third of Dr.
Jacobson's royalties on the patents licensed by Dr. Jacobson to us involving
Jacobson Resonance.

        Legal standards relating to the validity of patents covering medical devices and biotechnological inventions and the scope of claims made under such patents are still developing. For this reason, we cannot guarantee any of the following:

        1. that patent application will result in the issuance of patents in foreign countries;

        2. that any patents licensed to us will be free from challenge and that if challenged, they would be held to be valid; or

        3. that any such patents will provide commercially significant protection to our technology, products, and processes.

        We have not received any notices alleging, and are not aware of, any infringement by us of any other entity's patents. However, because of the volume of patents issued and patent applications filed relating to medical devices, we cannot guarantee that current and potential competitors and other third parties have not filed or will not file patent applications, or have not received or will not receive patents, relating to materials or processes we use or propose to use. Accordingly, we cannot guarantee that our products do not infringe any patents or proprietary rights of third parties. Yet, it is clear that Dr.
Jacobson was the first inventor to file patents covering usage of pico Tesla
(microgauss to picogauss) range magnetic fields for medical therapeutics. The filings date back to 1982.

        If another party claims subject matter identical to or overlapping with subject matter Dr. Jacobson has claimed in a United States patent or patent application, we may decide or be required to participate in interference proceedings in the United States Patent and Trademark Office to determine priority of invention. Loss of such an interference proceeding would deprive us of patent protection sought or previously obtained by Dr. Jacobson.
Participating in such proceedings could result in substantial costs, regardless of whether the eventual outcome is favorable.

                                       20

        In addition to patent protection, we rely on trade secrets, proprietary know-how, and confidentiality and assignment of invention agreements with our consultants and medical advisors to protect our intellectual property. We cannot say with certainty that any intellectual property that we have will provide us with a competitive advantage or will not be challenged or circumvented by our competitors. We cannot say with certainty that our confidentiality and assignment of invention agreements will not be breached or that we would have adequate remedies for any such breach. Finally, we cannot say with certainty that our proprietary know-how and intellectual property will not become known or be independently discovered by others.

Litigation may be necessary to defend against claims of infringement, to enforce patents and copyrights issued or licensed to us, or to protect trade secrets. If we must litigate such issues, we may be forced to incur substantial costs and to devote substantial resources and time. We furthermore cannot guarantee that we would prevail in such litigation, should it arise. In addition, if any relevant claims of third-party patents are upheld as valid and enforceable, we could be prevented from selling our products or otherwise be required to obtain licenses from the owners of such patents. We cannot guarantee that such licenses would be available, or, even if available, would be on acceptable terms to us. If we are forced to incur substantial costs in litigation or fail to obtain a license, our business, financial condition, results of operations, and cash flows may be materially and adversely affected.

Competition

        The development of electromedical and electrotherapeutic medical devices that can emit a weak electromagnetic field in resonance with the human body's electromagnetic field is in its infancy. To our knowledge, there are only two groups of scientists in the world that are dealing with the pico Tesla magnetic fields.

        One group is at Democrition University of Thrace, Alexandroupolis,
Greece. They are primarily engaged in research, but some treatment is being performed for epilepsy and Parkinson's Disease. The supervising professor is Dr.
Photios Anninos, the Director of Medical Physics for Democrition University, who
is also a member of our Scientific Advisory Board.

        The only other known party working on force-fields this weak is
Dr. Reuven Sandyk, a medical physician in Long Island, New York. Dr. Sandyk is a neurologist and he has been treating patients with Parkinson's, Alzheimer's and
Multiple Sclerosis. To our knowledge, Dr. Sandyk has not secured an FDA registration number for his resonator device and does not appear to be inclined to go into commercial production with this apparatus. To our knowledge, his resonator is merely an extension of his neurological practice.

                                       21

        Both Dr. Sandyk and Dr. Anninos engage in exploratory research as an extension of their respective practice or research. Dr. Anninos' focus is primarily epilepsy. Both Dr. Sandyk and Dr. Anninos employ devices with multiple small coils producing heterogeneous fields which, in our opinion, is not the correct approach.

        Dr. Richard Markoll has established around the world about 150 clinics focusing primarily on the treatment of osteoarthritis using magnetic force-fields that are approximately one million to ten million times more powerful than the force-fields emitted by the Jacobson Resonator. Dr. Markoll seems to be content with limiting himself to this area. These clinics have been in operation for many years.

        Finally, the Japanese company Nikken produces permanent magnets. These are very strong magnets which emit force-fields that are millions and even billions of times stronger than the force-fields emitted by the Jacobson
Resonator. These magnets claim to improve circulation or to treat pain. To our knowledge, these claims have not been medically substantiated and the FDA has never passed on the validity of these treatments. We do not regard these permanent magnets as truly competitive products.

        In sum, the Jacobson Resonator faces potential competition from the above sources, as well a number of other companies marketing electromagnetic devices. There is no assurance, of course, that we will not be subject to competition from additional companies, including large medical device manufacturers with substantially greater resources than us.

Employees

        We have four full-time employees, three of whom are executive officers.
They are Dr. Jerry I. Jacobson, Mr. Harvey Grossman and Anthony P. Fusco, Jr.
The Company also has marketing and financial consultants. There are no collective bargaining agreements and no employment contracts in force.

ITEM 2.  DESCRIPTION OF PROPERTY

We are currently leasing office space in Boynton Beach, Florida, on an annual basis, under a lease expiring in March, 2005. The Boynton Beach office has 4,300 square feet of space and a current annual rent of approximately $73,000. The
Boynton Beach office is our headquarters and research facility.

                                       22

ITEM 3.  LEGAL PROCEEDINGS

        On March 9, 2001, the intellectual property six year dispute and litigation between Dr. Jerry Jacobson, our Chairman of the Board and our largest stockholder, and Messieurs Eric Hewko and Patrick Casey has concluded. The basis for Messrs. Hewko and Casey's claim was an oral agreement in 1988, followed by a written agreement in 1990, with Dr. Jacobson, pursuant to which the plaintiffs paid for certain attorneys' fees for three U.S. and nine foreign patents, in exchange for a 1/3 ownership in the intellectual property. Messrs. Hewko and
Casey had other obligations under these agreements that they did not perform.
Dr. Jacobson had no other relationships with Messrs. Hewko and Casey. An outside settlement was reached on March 2, 2001. Dr. Jacobson had filed for personal bankruptcy and on December 6, 2000, this case was dismissed. Under the terms of the settlement agreement, Dr. Jacobson continued to retain controlling and majority interest in the Company, and exclusive licensing rights on any pending, issued or in progress patents are to go to us. However, under the terms of the settlement, Messrs. Hewko and Casey are entitled to a 1/3 ownership interest in any of Dr. Jacobson's patents involving Jacobson Resonance and the 1%
participation in royalties on those patents paid by us to Dr. Jacobson. In addition, Dr. Jacobson was required to give an aggregate of 12 million shares and agree to a payment of one million dollars to Messrs. Hewko and Casey; we also issued to Messrs. Hewko and Casey in connection with this settlement warrants expiring April 6, 2008 to purchase 3,000,000 shares of our common stock at a price of $.30 per share. (The million dollars is both our responsibility and responsibility of Dr. Jacobson. We also assumed responsibility for this payment since, in this settlement, we obtained the exclusive license to all intellectual property relating to Jacobson Resonance, whereas prior to the settlement we did not have these rights.) Messrs. Hewko and Casey also assigned any and all intellectual property rights of a patent (Therapeutic Treatment of
Mammals) in perpetuity to us for an aggregate of three million warrants issued as payment consideration (value) of their one third ownership interest. Dr.
Jacobson received six million warrants under the same terms for his two-thirds ownership interest. The warrants are exercisable at a price of $0.30 until April
6, 2008 at which time the warrants will expire if not exercised. The warrants are subject to certain anti-dilution provisions which shall cause the warrants to be adjusted. Such dilution events include merger, consolidation, recapitalization, reorganization, reclassification, stock split or stock dividend. As of the date hereof, none of these events have occurred so as to cause an adjustment to the warrants issued pursuant to the Stock Warrant
Agreement. Additionally, we further received from Dr. Jacobson and Messrs. Hewko and Casey an exclusive license in perpetuity any and all additional indications and methodologies relating to the Jacobson Resonance patents worldwide, including U.S. Patent 5,198,181 from Dr. Jacobson which relates to the use of resonance technology to control Thermo Nuclear Fusion power has also been granted to us. Dr. Jacobson's license agreements with us provide for a royalty equal to 3% (net of the 1% royalty payable as described below) of gross revenues from sales of our products utilizing Jacobson Resonance. In settlement of this litigation, Messrs. Hewko and Casey negotiated as a part of the settlement a 1%
royalty of gross sales on all patents licensed by Dr. Jacobson to us involving
Jacobson Resonance.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        During the fourth quarter of the fiscal year covered by this report, no matters were submitted to a vote of security holders through the solicitation of proxies or otherwise.

                                       23

                                     PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

        Our Common Stock is traded on the OTC Bulletin Board(R) under the Symbol
"JRSEOB." The following table sets forth the range of the high and low sales prices for the Common Stock on the OTC Bulletin Board(R) for each calendar quarter of 2003 and 2002. The source of the following information is America
Online (AOL) quotation services. These prices reflect inter-dealer prices, without retail markup, mark-down or commission and may not represent actual transactions.

        QUARTER ENDING                          HIGH                    LOW
        ---------------------------           --------                -------
        March 31, 2004                         $0.03                   $0.01
        December 31, 2003                      $0.06                   $0.02
        September 30, 2003                     $0.03                   $0.01
        June 30, 2003 (through April 30)       $0.06                   $0.03
        March 31, 2003                         $0.07                   $0.01
        December 31, 2002                      $0.05                   $0.02
        September 30, 2002                     $0.07                   $0.04
        June 30, 2002                          $0.26                   $0.05
        March 31, 2002                         $0.31                   $0.18

        As of March 25, 2004, we had 860 shareholders of record.

        The Company has not declared or paid any dividends on its Common Stock.
The Company currently intends to retain future earnings to fund the development and growth of its business, and therefore does not anticipate paying any cash dividends in the foreseeable future. Any future determination to declare and pay dividends will be made by the Board of Directors of the Company in light of the
Company's earnings, financial position, capital requirements, credit agreements and such other factors as the Board of Directors deems relevant.

Recent Sales of Unregistered Securities

The following provides information of all sales of outstanding stock which were not registered under the Securities Act of 1933 (the "Act").

Date                 Title and Amount                   Purchasers      Principal         Total Offering
                                                                        Underwriter     Price/Underwriting
                                                                                             Discounts
-------------------- -------------------------------- --------------- ---------------- -----------------------
January, 1999        291,305 shares of common stock      Private            NA         $60,000/NA
                     issued upon conversion of          Investors
                     principal amount and accrued
                     interest of $60,000
                     convertible note due November
                     30, 1999
-------------------- -------------------------------- --------------- ---------------- -----------------------

                                       24

July through         $1,000,000 convertible              Private            NA         $1,000,000/NA
November, 1999       subordinated debentures due        Investors
                     June, 2004, were issued and
                     converted into an aggregate of
                     1,562,876 shares of common
                     stock, together with 900,000
                     shares of common stock issued
                     upon the exercise of warrants
                     at a price of $.001 per share
-------------------- -------------------------------- --------------- ---------------- -----------------------
December, 1999       500,000 shares of common stock      Private            NA         $100,000/NA
                                                        Investors
-------------------- -------------------------------- --------------- ---------------- -----------------------
December, 1999       1,313,903 shares of common        Consultants          NA         Consulting services
                     stock                                                             valued at $.35 to
                                                                                       $.45 per share
-------------------- -------------------------------- --------------- ---------------- -----------------------
April, 2000          Units consisting of                 Private            NA         $1,017,618/NA
                     1,670,867shares of common          Investors
                     stock and options expiring
                     December 31, 2004, to purchase
                     1,242,117 shares of common
                     stock, 307,693  $.85 per
                     share, and 933,424 at $.90 per
                     share
-------------------- -------------------------------- --------------- ---------------- -----------------------
February, 2000       335,342 shares of common stock    Consultants          NA         Consulting services
                                                                                       valued at $118,000
-------------------- -------------------------------- --------------- ---------------- -----------------------
February, 2000       40,000 shares of common stock       Private            NA         $16,000/NA
                                                         Investor
-------------------- -------------------------------- --------------- ---------------- -----------------------
May, 2000            100,000 shares of common stock      Private            NA         $34,775
                                                         Investor
-------------------- -------------------------------- --------------- ---------------- -----------------------
August, 2000         199,032 Units, each Unit            Private            NA         $89,564
                     comprising one share of common     Investors
                     stock, and one Class A Warrant
                     to purchase one share of
                     common stock at an exercise
                     price of $.63 per share,
                     expiring December 31, 2004
-------------------- -------------------------------- --------------- ---------------- -----------------------

                                       25

September, 2000      165,232 shares of common stock      Private            NA         $69,397/NA
                                                        Investors
-------------------- -------------------------------- --------------- ---------------- -----------------------
October, 2000        150,000 shares of common stock      Private            NA         $20,000/NA
                                                         Investor
-------------------- -------------------------------- --------------- ---------------- -----------------------
January, 2001        210,112 shares of common stock     Consulting          NA         $71,148/NA
                                                           Firm
-------------------- -------------------------------- --------------- ---------------- -----------------------
March, 2001          598,032 shares of common stock      Private            NA         $167,048/NA
                                                        Investors
-------------------- -------------------------------- --------------- ---------------- -----------------------
October, 2001        1,075,759 shares of common          Private            NA         $125,000/NA
                     stock                              Investors
-------------------- -------------------------------- --------------- ---------------- -----------------------
October, 2001        560,000 shares of common stock     Consulting          NA         Consulting Services
                                                          Firms                        valued at $120,243
-------------------- -------------------------------- --------------- ---------------- -----------------------
October/             260,000 shares of common stock    Note Holders         NA         Interest on Notes
November, 2001                                                                         payable valued at
                                                                                       $59,000; purchase of
                                                                                       stock $2,600
-------------------- -------------------------------- --------------- ---------------- -----------------------
November 2001        650,000 shares of common stock                         NA         Fair value of
                                                                                       research and
                                                                                       development expenses
                                                                                       - $149,500
-------------------- -------------------------------- --------------- ---------------- -----------------------
December, 2001       $75,000 principal amount  6%        Private            NA         $ 75,000/ $13,000
                     Convertible Debenture,              Investor                      paid as finder's and
                     convertible into shares of                                        legal fees
                     common stock, with warrants
                     expiring December 31, 2004, to
                     purchase 75,000 shares of
                     common stock

------------------ ---------------------------------- ----------------- ---------------- ---------------------

                                       26

2/01/02            128,948 shares of Common Stock     Financial               NA         NA
                                                      Consulting
                                                      Firm/ exercise
                                                      of options
                                                      pursuant to
                                                      cashless
                                                      exercise
                                                      provisions
------------------ ---------------------------------- ----------------- ---------------- ---------------------
2/4/02             $100,000 principal amount 6%       Private Investor        NA         $100,000/
                   convertible debenture,                                                $10,000 and 78,000
                   convertible into shares of                                            shares of common
                   Common Stock, with warrants                                           stock paid as
                   expiring February 2004 to                                             Finder's Fee
                   purchase 100,000 shares of
                   common stock
------------------ ---------------------------------- ----------------- ---------------- ---------------------
2/15/02 to         336,500 shares of Common Stock     Tecinvest               NA         Shares valued at
5/15/02                                               Services,                          $.14 per share/NA
                                                      Inc.-Services
                                                      in connection
                                                      with Investment
                                                      Agreement and
                                                      related
                                                      financing
                                                      agreements
------------------ ---------------------------------- ----------------- ---------------- ---------------------
2/20/02            283,333 shares of Common Stock     Private Investor        NA         Shares valued at
                   Options to purchase 280,000                                           $.15 per share/NA
                   shares of Common Stock at $.18
                   per share for a period of 18
                   months
------------------ ---------------------------------- ----------------- ---------------- ---------------------
3/08/02            625,000 shares of Common Stock     Private Investor        NA         Shares valued at
                   were purchased at $.16 per                                            $.16 per share/NA
                   share, with options to purchase
                   625,000 shares at $.40 per
                   share, and 135,000 shares issued
                   for services
------------------ ---------------------------------- ----------------- ---------------- ---------------------
3/21/02            205,000 shares of Common Stock     Agreement for           NA         Shares valued at
                                                      product                            $.35 per share/NA
                                                      endorsements
------------------ ---------------------------------- ----------------- ---------------- ---------------------
3/21/02            250,000 shares of Common Stock     Banking and             NA         Shares valued at
                                                      Financial                          $71,751, or $.15
                                                      Consulting Firm                    per share/NA
------------------ ---------------------------------- ----------------- ---------------- ---------------------
5/06/02            200,000 shares of Common Stock     Employee compensation   NA         Shares valued at
                                                                                         $.125 per share/NA
------------------ ---------------------------------- ----------------- ---------------- ---------------------

                                       27

5/22/02            300,000 shares of Common Stock     Holder of               NA         Shares valued at
                                                      Bridge Loan                        $.01 /NA
------------------ ---------------------------------- ----------------- ---------------- ---------------------
6/06/02            1,230,053 shares of Common Stock   Director and            NA         Shares valued at
                                                      Officer reimbursement              $.65 per share/NA
                                                      for research
                                                      costs
------------------ ---------------------------------- ----------------- ---------------- ---------------------
8/12-14/2002       255,000 shares of Common Stock     Issued as               NA         $.01 per share/NA
                                                      interest on
                                                      outstanding
                                                      bridge loans
------------------ ---------------------------------- ----------------- ---------------- ---------------------
8/27/02            3,243,209 Shares of Common Stock   Tecinvest               NA         $.031875/NA
                                                      Services, Inc.
                                                      upon conversion
                                                      of  $100,000
                                                      principal
                                                      amount of
                                                      convertible
                                                      debentures
------------------ ---------------------------------- ----------------- ---------------- ---------------------
8/27/2002          250,000 shares of Common Stock     Private Investor        NA         $.04/NA
                   and two-year warrants to
                   purchase 75,000 shares of common
                   stock at an exercise price of
                   $.25 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
8/27/2002            20,000 shares of Common Stock    Consultant              NA         Services valued at
                                                                                         $3,750/NA
------------------ ---------------------------------- ----------------- ---------------- ---------------------
9/05/2002          2,445,383 shares of Common Stock   Tecinvest               NA         $.031875/NA
                                                      Services,
                                                      Inc. upon
                                                      conversion of
                                                      $75,000
                                                      principal
                                                      amount of
                                                      convertible
                                                      debentures
------------------ ---------------------------------- ----------------- ---------------- ---------------------
12/4/2002          198,200 shares of Common Stock     Services                NA         $.01 /NA
                                                      rendered
------------------ ---------------------------------- ----------------- ---------------- ---------------------

                                       28

12/04/2002         145,400 shares of Common Stock     Private Investor        NA         $.0275/NA
                   and two-year warrants to
                   purchase 100,000 shares of
                   common stock at an exercise
                   price of $.20 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
12/04/2002         350,000 shares of Common Stock     Private Investor        NA         $.02/NA
                   and two-year warrants to
                   purchase 100,000 shares of
                   common stock at an exercise
                   price of $.20 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
12/9/02            700,000 shares of Common Stock     Private Investor        NA         $.014285/NA
                   and two-year warrants to
                   purchase 200,000 shares of
                   common stock at an exercise
                   price of $.20 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
12/16/02           400,000 shares of Common Stock     Private Investor        NA         $.015/NA
                   and two-year warrants to
                   purchase 175,000 shares of
                   common stock at an exercise
                   price of $.20 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
12/18/2002         350,000 shares of Common Stock     Private                 NA         $.15/NA
(Purchased                                            Investor Group
2/2002)
------------------ ---------------------------------- ----------------- ---------------- ---------------------
12/20/02           400,000 shares of Common Stock     Private Investor        NA         $.015/NA
                   and two-year warrants to
                   purchase 175,000 shares of
                   common stock at an exercise
                   price of $.20 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
1/22/03            700,000 shares of Common Stock     Private Investor        NA         $.014285/NA
                   and two-year warrants to
                   purchase 200,000 shares of
                   common stock at an exercise
                   price of $.20 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
3/05/03            500,000 shares of Common Stock     Private Investor        NA         $.03/NA
                   and two-year warrants to
                   purchase 300,000 shares of
                   common stock at an exercise
                   price of $.20 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------

                                       29

4/04/03            $20,000 principal amount of        Private                 NA         $20,000/NA
                   Notes due in 60 days               Investor
------------------ ---------------------------------- ----------------- ---------------- ---------------------
4/17/03            250,000 shares of Common Stock     Private                 NA         $.01/NA
                   and two-year warrants to           Investors
                   purchase 125,000 shares ofcommon
                   stock at an exercise price of
                   $.05 per share

------------------ ---------------------------------- ----------------- ---------------- ---------------------
4/19/03            50,000 shares of Common Stock      Private Investor        NA         $.01/NA
                   and two-year warrants to
                   purchase 25,000 shares of common
                   stock at an exercise price of
                   $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
5/12/03            500,000 shares of                  Private Investor        NA         $.01/NA
                   Common Stock and two-year
                   warrants to purchase
                   250,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
5/13/03            500,000 shares of Common Stock     Private Investor        NA         $.01/NA
                   and two-year warrants to
                   purchase 250,000 shares of
                   common stock at an exercise
                   price of $.05 per share

------------------ ---------------------------------- ----------------- ---------------- ---------------------
5/20/03            1,000,000 shares of Common Stock   Private                 NA         $.01/NA
                   and two-year warrants to           Investor
                   purchase 500,000 shares of
                   common stock at an exercise
                   price of $.05 per share

------------------ ---------------------------------- ----------------- ---------------- ---------------------
5/21/03            100,000 shares of Common           Private Investor        NA         $.01/NA
                   Stock and two-year warrants
                   to purchase 50,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
5/23/03            500,000 shares of Common Stock     Private Investor        NA         $.01/NA
                   and two-year warrants to
                   purchase 250,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------

                                       30

5/27/03            500,000 shares of Common Stock     Private Investor        NA         $.01/NA
                   and two-year warrants to
                   purchase 250,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
5/27/03            500,000 shares of Common Stock     Private Investor        NA         $.01/NA
                   and two-year warrants to
                   purchase 250,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
5/30/03            500,000 shares of Common Stock     Private Investor        NA         $.01/NA
                   and two-year warrants to
                   purchase 250,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
6/10//03           100,000 shares of Common Stock     Private Investor        NA         $.01/NA
                   and two-year warrants to
                   purchase 50,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
6/16/03            500,000 shares of Common Stock     Private Investor        NA         $.01/NA
                   and two-year warrants to
                   purchase 250,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
6/25/03            300,000 shares of Common Stock     Private Investor        NA         $.01/NA
                   and two-year warrants to
                   purchase 150,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------

                                       31

7/08/03            500,000 shares of Common Stock     Private Investor  NA               $.01 per share/NA
                   and two-year warrants to
                   purchase 250,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
7/15/03            1,000,000 shares of Common Stock   Private Investor  NA               $.01 per share/NA
                   and two-year warrants to
                   purchase 500,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
8/04/03            500,000 shares of Common Stock     Private Investor  NA               $.01 per share/NA
                   and two-year warrants to
                   purchase 250,000 shares of
                   common stock at an exercise
                   price of $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
9/02/03            2,250,000 shares of Common Stock   Private           NA               $.01 per share/NA
                   issued former holders of           Investors
                   outstanding convertible notes as
                   default payment
------------------ ---------------------------------- ----------------- ---------------- ---------------------
9/02/03            12,750,000 shares of common        Consulting Firm   NA               Consulting Services
                   stock issued to consultant for                                        valued at $.01 per
                   consulting services rendered                                          share/NA
------------------ ---------------------------------- ----------------- ---------------- ---------------------
9/08/03            125,000 shares of Common Stock     Private Investor  NA               $.01 per share/NA
                   and two-year warrants to
                   purchase 62,500 shares of common
                   stock at an exercise price of
                   $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------
9/08/03            125,000 shares of Common Stock     Private Investor  NA               $.01 per share/NA
                   and two-year warrants to
                   purchase 62,500 shares of common
                   stock at an exercise price of
                   $.05 per share
------------------ ---------------------------------- ----------------- ---------------- ---------------------

                                       32

9/09/03            47,250,000 shares of Common        Private           NA               $.01 per share/NA
                   Stock upon conversion of           Investors
                   $250,000 principal amount of
                   outstanding convertible notes
------------------ ---------------------------------- ----------------- ---------------- ---------------------
9/11/03            102,500 shares of Series B         Private           NA               $1.00 per share of
                   Preferred Stock, convertible       Investors                          Preferred Stock/NA
                   into 2,050,000 shares of Common
                   Stock

------------------ ---------------------------------- ----------------- ---------------- ---------------------
11/24/03           357,142 shares of Common Stock     Consultant              NA         $.01 per share
                                                                                         valuation/NA
------------------ ---------------------------------- ----------------- ---------------- ---------------------

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information with respect to our common stock issued and available to be issued under outstanding options, warrants and rights.

                                (a)                          (b)                          (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Plan category                   Number of securities to be   Weighted-average exercise    Number of securities
                                issued upon exercise of      price of outstanding         remaining available for
                                outstanding options,         options, warrants and        future issuance under
                                warrants and rights          rights                       equity compensation plans
                                                                                          (excluding securities
                                                                                          reflected in column (a))
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans               14,073,750                     $0.186                     15,844,500
approved by security holders
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
approved by security holders
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                   14,073,750                     $0.186                     15,844,500
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                       33

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following discussion of our financial condition and results of operations should be read in conjunction with the financial statements and notes thereto and the other financial information included elsewhere in this report.

Certain statements contained in this report, including, without limitation, statements containing the words "believes," "anticipates," "expects" and words of similar import constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the success and subsequent acceptance of new medical research and development; the regulatory framework of the health care industry; our ability to create, sustain, manage or forecast our growth;
our ability to attract and retain key personnel; our ability to protect technology; changes in our business strategy or development plans; competition;
demographic changes; business disruptions; adverse publicity; and international, national and local general economic and market conditions.

We have received some royalty revenues from Real Pure Beverage Group, LLC, Bio
Resonance Technology, Inc., Canada, Serrato Enterprises-BioRes Medical, S.L. and
P.E.R. Inc. We have incurred losses of approximately $868,000 for the twelve months ended December 31, 2003. Of that amount, approximately $428,000 represents the non-cash expense resulting from the issuance of common stock and options to purchase common stock to members of our management and third parties for services rendered and interest.

2003 compared to 2002

The net loss decreased from approximately $1,507,000 in 2002 to approximately
$868,000 for the twelve months ended December 31, 2003.

The items of significant increase or decrease in the twelve months ended
December 31, 2003 over the comparable period of the prior year were a decrease in general and administrative expense from approximately $1,293,000 in 2002 to approximately $864,000 for the twelve months ended December 31, 2003, and a decrease in interest expense from approximately $274,000 in 2002 to approximately $70,000 for the twelve months ended December 31, 2003. This decrease was due primarily to the conversion of outstanding convertible debentures.

                                       34

During the latter part of 2001 we began to receive royalties based on agreements we had completed. In 2002, we received approximately $4,700 in royalties from beverage sales of resonated water. We received no such royalty revenues in 2003, since we had terminated our agreement with RealPure effective May, 2003. During
2003, we accrued royalties of approximately $35,000 from Serrato Enterprises, of approximately $12,500 from P.E.R. Inc.

We on occasion placed resonators and equipment parts for research and development and testing purposes. The profit in 2003 on such sales was approximately $19,700 and such profit was approximately $65,000 in 2002.

During 2003 interest expense was approximately $70,000 compared to interest expense of approximately $274,000 for the twelve months ended December 31, 2002.
This decrease was due the conversion of convertible debt.

We incurred no costs for research and development in 2003, as compared with approximately $50,000 for the twelve months ended December 31, 2002. The research and development costs in 2002 were primarily to accommodate the
European Market.

General and administrative expenses decreased by approximately $428,000 from
2002 to 2003, in part due to an approximate $83,000 impairment loss for reduction of the value of long-lived assets to estimated fair value in 2002 and approximately $42,000 of bad debts in 2002. Professional fees decreased by
$218,000 relating to transactional costs of legal and accounting. Depreciation decreased by approximately $27,000, and compensation decreased by approximately
$223,000. Consulting expense increased by approximately $138,000, insurance by approximately $38,000 and rent by approximately $14,000.

Critical Accounting Policies

Our discussion and analysis of our financial condition are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amount of assets, liabilities, revenues and expenses and related disclosure of contingent liabilities. On an ongoing basis, we evaluate our estimates, including those related to revenues, deferred income taxes and long-lived assets. We based our estimates on our historical experience, knowledge of current conditions and our beliefs of what could occur in the future considering available information. Actual results may differ from these estimates under different assumptions or conditions. The Company believes the following critical accounting policies affect its more significant judgments and estimates used in the preparation of its financial statements.

Revenue Recognition

The company recognizes revenue in accordance with SEC Staff Accounting Bulletin
No. 101, Revenue Recognition in Financial Statements, as amended by SAB 101A and
101B (collectively SAB 101). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services rendered; (3) the fee is fixed and determinable; and (4) collectibility is reasonably assured. Under the provisions of SAB 101, royalties are recognized when earned and revenues from sale of resonance equipment are recorded when the equipment is shipped.

                                       35

Taxes

The Company records a valuation allowance to reduce its deferred tax assets to an amount that is more likely than not to be realized. While the Company considers historical levels of income, expectations and risks associated with estimates of future taxable income and ongoing prudent and feasible tax planning strategies in assessing the need for the valuation allowance, in the event the
Company determines that it would be able to realize deferred tax assets in the future in excess of the net recorded amount, an adjustment to the deferred tax asset would increase income in the period that such determination was made.
Likewise, should the Company determine that it would not be able to realize all or part of the net deferred tax asset in the future, an adjustment to the deferred tax asset would be charged to income in the period such determination was made. The Company has recorded valuation allowances against its entire deferred tax assets of approximately $3,000,000 at December 31, 2003. The valuation allowances relate primarily to the net operating loss carry forward deferred tax asset where the tax benefit of such asset is not assured.

Impairment of Long-lived Assets

        The Company asseses the impairment in value to its long-lived assets whenever events or circumstances indicate that their carrying value may not be recoverable. Factors considered important which could trigger impairment review include the following: significant negative industry trends, significant underutilization of the assets, and significant changes in how the Company uses its assets or plans for their use.

If the Company determines that the future undiscounted cash flows related to these assets will not be significant to recover their carrying value, then the
Company will reduce the carrying value of these assets down to the Company's estimate of their fair market value and will continue depreciating or amortizing them over their remaining useful lives. Accordingly, the statement of operations reflects an impairment loss of $83,000 for the year ended December 31, 2002.

Plan of Operation

        In December 2003, we opened a pain management clinic in Nassau, Bahamas, through a 40% owned joint venture company, Magnetic Resonance Therapy (Bahamas)
Limited. The clinic is located in a medical building, the Bahamas Heart Center
Extension, in the city of Nassau, Island of New Providence. The first patient was treated in early December 2003. In January and February, we averaged between
60 and 80 treatment sessions a week. All of our patients have been referred by physicians in the Bahamas, in accordance with the Bahamas medical regulations.

                                       36

On February 11, 2004 the United States Food & Drug Administration granted JRSE an allowance to use Jacobson Resonators to "enhance feelings of relaxation."
This allowance permits the Company to lease/sell resonators in the healthcare, leisure, beauty and sports arenas.

On November 27, 2000, Jacobson's licensee, Bio Resonance Technology, Inc., received notification of licensing rights from the Therapeutic Products Section of the Canadian Ministry of Health (Health Canada) for commercialization and use of the Jacobson Resonators in Canada. The license indication covers the reduction of pain associated with arthritic conditions. The Company received royalties from its foreign licensees and commenced sales of its resonator models.

On January 10, 2001, a subsidiary of Jacobson's licensee, Serrato Enterprises
LLC, received the CE-Mark by the Health Authorities of the European Union in
conjunction with the Spanish Health Ministry for medical use, distribution, manufacturing, and sale of Jacobson resonators throughout the nation members of the European Union. This approval covers the broad spectrum of chronic pain caused by arthrosis of the knee. In addition, full approval and clearance for manufacturing of all model resonators have been received by the Spanish Ministry of Spain under the same CE-Mark license.

We are negotiating the restructure our agreements with Serrato Enterprises in regard to the territory licensed and other matters.

We have received approval and a CE-Mark issuance from the European Union, thus allowing distribution and commercialization of our medical resonators. Marketing and distribution plans through AMEVISA, SARL and BIORES MEDICAL, S.L. (a Serrato
Enterprises company) are currently on schedule. We have also received approval by Health Canada licensing authorities for commercialization and distribution of medical resonators, and said license now covers "reduction of pain of arthritic conditions". Bio Resonance Technology, Inc., now operates a pain center in
Winnipeg.

On February 11, 2004, FDA issued us a letter stating that, although FDA believes magnets intended for medical uses to be devices, that they do not intend to enforce premarket requirements for the type of device described in our application, which produces extremely low magnetic field strength. This enforcement discretion would apply only when the device is labeled solely to
"enhance feelings of relaxation." Other indications for therapeutic effects would require FDA clearance based on a 510(k) premarket notification. We have not yet received FDA clearance for the commercialization of our clinical resonators in the United States for any indications other than relaxation. In
1997, we filed our submission with the FDA seeking a determination that the
18-inch clinical Jacobson Resonator qualified as an NSR device for the treatment of osteoarthritis pain of the knee. On March 4, 1999, the FDA determined that our clinical study of the 18-inch clinical Jacobson Resonator to demonstrate effectiveness was an NSR device study because the resonator did not meet the definition of a Significant Risk device under the applicable provision of the
IDE. This determination in effect means that the resonator meets the FDA requirements as to safety. In August, 2002, we withdrew our 510(k) de novo application.

                                       37

Double blind, randomized and placebo controlled studies are planned to continue to add data from greater populations of subjects for submission of de novo
510(k) applications to FDA for clearance for specific indications in pain management.

Management's focus will also be on product applications that do not require regulatory approval via joint ventures, licensing, technology transfer and like transactions. Other possible sources of revenue or capital for the Company include veterinary medicine, the resonated beverage businesses and offshore clinics.

The Company has entered into a license agreement with P.E.R., Inc., pursuant to which P.E.R. has been licensed to manufacture and sell battery-powered, portable resonators worldwide, excepting in the United States. We have received an initial payment of $25,000 on account of the $100,000 initial license fee pursuant to this agreement, and are entitled to a royalty fee of $30 per unit sold, plus 10% of the gross profit of P.E.R., for all portable units sold for under $500. For all portable units selling at $500 and above, we receive a royalty of 15% of P.E.R.'s gross profit on those units, payable on a quarterly basis; and for all add-on and replacement parts sold, we receive a royalty of
15% of P.E.R.'s gross profit for those parts.

In April 2001, we entered into a consulting agreement with Regulatory Insight,
Inc., of Lakewood, Colorado for healthcare consulting services.

Liquidity and Capital Resources as of December 31, 2003

In the year ended December 31, 2003, we received approximately $242,000, from the sale of equity securities and $66,000 from the proceeds of several notes payable. Given our current liquidity position, we are required to seek additional funds through either debt or equity financing. Our year-end financial statements include an explanatory paragraph about our ability to continue as a going concern.

Note 6 of the financial statements refers to the fact that we received $250,000 from the proceeds of several promissory notes which have 60 days terms and pay interest at 5% per annum. These remaining $225,000 principal balance of these notes was converted in August 2003. Note 6 also refers to the fact that we issued a 60 day notes to a stockholder on April 4 and August 28, 2003, in the respective amounts of $20,000 and $11,000, to evidence a loans to us in those amounts. We are required to issue 42,000 and 75,000 shares per month of the
Company's common stock in connection with the loans, respectively. As of this date, the Company was in default on these notes and the entire balance is due and payable in full. Interest expense in the amount of $20,520 and $11,520 has been accrued on the value of these unissued shares and is included in the statement of operations for the years ended December 31, 2003 and 2002. As of
December 31, 2003, we are required to issue 660,000 shares of the Company's common stock in connection with the loans.

                                       38

ITEM 7.  FINANCIAL STATEMENTS

        Financial Statements contained in this report reflect no change from the preceding year in any accounting principles or practices or in the method of application of those principles or practices.

                  JACOBSON RESONANCE ENTERPRISES, INC
                          INDEX TO FINANCIAL STATEMENTS

                                                                                PAGE

Accountants' Report                                                             1 - 2

Financial Statements:
  Balance Sheet as of December 31, 2003                                         3 - 4

  Statement of Operations for the years ended
   Ended December 31, 2003 and 2002.                                              5

  Statement of Stockholders' Deficiency
   for the years ended December 31, 2003 and 2002                               6 - 7

  Statement of Cash Flows for the years ended
   Ended December 31, 2003 and 2002                                             8 - 9

  Notes to Financial Statements                                                10 - 27

                                       39

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of
Jacobson Resonance Enterprises, Inc.

We have audited the accompanying balance sheet of Jacobson Resonance
Enterprises, Inc (the "Company") as of December 31, 2003, and the related statements of operations, stockholders' deficiency and cash flows for each of the two years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Jacobson Resonance Enterprises,
Inc at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the two years ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

                                        1

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses, has insufficient revenue from operations to support its revenue, has a working capital deficit and a stockholders' deficiency, which raise substantial doubt about its ability to continue as a going concern. The Company needs to obtain additional financing to fund its operations and achieve a level of sales adequate to support its cost structure. Management's plan in regard to these matters is also described in
Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties should the Company be unable to continue as a going concern.

WIENER, GOODMAN & COMPANY, P.C.
Certified Public Accountants
Eatontown, New Jersey

March 10, 2004

                                        2

                            JACOBSON RESONANCE ENTERPRISES, INC
                                       BALANCE SHEET

                                                                   December 31,
                                                                      2003
                                                                   ------------

                                         ASSETS
Current Assets:
     Cash                                                            $    7,027
     Accounts receivable                                                 19,700
     Prepaid expenses                                                   219,317
                                                                   ------------
       Total Current Assets                                             246,044

Property, plant and equipment - net                                      11,735

Other assets:
     Deferred offering costs - net of amortization of
       $2,097 at December 31, 2003                                          421
                                                                   ------------
     Deposits                                                             1,395
                                                                   ------------
       Total Other Assets                                                 1,816
                                                                   ------------
TOTAL ASSETS                                                        $   259,595
                                                                   ============

                                       3

                       JACOBSON RESONANCE ENTERPRISES, INC
                                 BALANCE SHEETS

                                                                   December 31,
                                                                      2003
                                                               -----------------
                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
     Notes payable - related parties                            $      66,000
     Accounts payable                                                 613,834
     Accrued expenses                                                 275,686
     Litigation settlement payable                                    995,000
     Deposits on common stock to be issued                              7,500
     Deposits on preferred stock to be issued                         127,500
     Due to related party                                              66,654
     Deferred income                                                   15,500
     Due to officer/shareholder                                       164,550
                                                                ----------------
        Total Current Liabilities                                   2,332,224

Long -Term Debt:
     Convertible debentures payable, face value of
        $25,000 (Net of beneficial conversion feature
         and costs of $5,503)                                          22,253
                                                                ----------------
        Total Liabilities                                           2,354,477
                                                                ----------------
Commitments and Contingencies

Stockholders' Deficiency:
     Preferred stock $.001 par value - authorized
        5,000,000 shares;  outstanding 30,000 shares                       30
     Common stock $.001 par value - authorized
        300,000,000 shares; outstanding 145,540,617 and
        69,675,657 shares                                             145,541
     Additional paid in capital                                    11,107,516
     Deficit                                                      (13,347,969)
                                                                ----------------
        Total Stockholders' Deficiency                             (2,094,882)
                                                                ----------------
        Total Liabilities and Stockholders' Deficiency          $     259,595
                                                                ================

                                       4

                      JACOBSON RESONANCE ENTERPRISES, INC.
                            STATEMENTS OF OPERATIONS

                                                            Years Ended December 31,
                                                            2003                2002
                                                      ----------------    ----------------

Revenue                                                      $ 66,841           $ 127,515
                                                      ----------------    ----------------
Costs and expenses:
     General and administrative                               864,273           1,292,757
     Research and development                                       -              50,595
     Impairment Loss                                                -              83,000

        Total Operating Expenses                              864,273           1,426,352
                                                      ----------------    ----------------
     Loss from operations                                    (797,432)         (1,298,837)

Other income (expense):
     Interest expense                                         (70,284)            (273,805)
     Gain of sales of equipment                                     -               65,300
                                                      ---------------     -----------------
        Total other (expense)                                 (70,284)            (208,505)
                                                      ----------------    -----------------
Net loss                                              $      (867,716)    $     (1,507,342)
                                                      ================    =================
Loss per common share - basic                         $         (0.01)    $          (0.03)
                                                      ================    =================
Loss per common share - diluted                       $         (0.01)    $          (0.03)
                                                      ================    =================
Weighted average number of
 common shares outstanding - basic
 and diluted                                               99,253,968            64,275,811
                                                      ================    =================

                                       5

                      JACOBSON RESONANCE ENTERPRISES, INC.
                      STATEMENT OF STOCKHOLDERS' DEFICIENCY

                                           Common Stock      Preferred Stock   Additional
                                       -------------------- ------------------
                                        Number of Value of  Number of Value of   Paid-in            Subscription Treasury
                                         Shares    Shares    Shares    Shares    Capital   Deficit   Receivable    Stock   Total
                                       ---------- --------- --------- -------- --------- ----------- ----------- ------- -----------
Balance, January 1, 2002               58,169,239 $58,169   30,000    $   30 $9,469,129 $(10,972,911) $(44,074)  $(600) $(1,490,257)

Issuance of common stock
     for services rendered
     (valued at $.03 to $.35 per share) 2,353,645   2,353        -         -    210,371            -         -        -     212,724

Issuance of common stock
     for interest on debentures payable
     (valued at $.14 per share)           336,500     337        -         -     46,773            -         -        -      47,110

Issuance of common stock
     to satisfy liabilities (valued at
     $.31 per share)                      205,000     205        -         -     70,943            -         -        -      71,148

Sale of common stock
     from private placement
     (issued at $.02 to $.16 per share,
     net of issue costs)                2,238,733   2,239        -         -    184,688            -         -        -     186,927

Issuance of common stock
     upon exercise of options             128,948     129        -         -        610            -         -        -         739

Issuance of common stock for
     interest on notes payable (valued
     at $.21 per share)                   555,000     555        -         -    116,090            -         -        -     116,645

Fair value of options issued for
     equity financing (valued at $.18
     to $.40 per share)                         -       -        -         -     45,242            -         -        -      45,242

Beneficial conversion
     feature on convertible debentures          -       -        -         -     41,250            -         -        -      41,250

Bad debt write-off of subscription
     receivable                                 -       -        -         -          -            -    44,074        -      44,074

Issuance of common stock upon
     conversion of debentures (issued
     at $.03 per share)                 5,688,592   5,689        -         -    157,493            -         -        -     163,182

Subscription receivable - bridge loan           -       -        -         -          -            -      (800)       -        (800)

Net loss                                                                                  (1,507,342)                    (1,507,342)
                                       ----------  ------- -------- -------- ----------  ------------  ----------  ------ ----------
 Balance, December 31, 2002            69,675,657  69,676   30,000        30 10,342,589  (12,480,253)     (800)    (600) (2,069,358)

                                       6

                      JACOBSON RESONANCE ENTERPRISES, INC.
                      STATEMENT OF STOCKHOLDERS' DEFICIENCY

                                          Common Stock        Preferred Stock Additional
                                       ------------------- -------------------
                                        Number of Value of  Number of Value of Paid-in              Subscription Treasury
                                         Shares    Shares    Shares    Shares  Capital     Deficit   Receivable   Stock     Total
                                       ---------- --------- --------- -------- --------- ----------- ----------- ------- -----------
Balance, January 1, 2003               69,675,657   69,676    30,000      30  10,342,589 (12,480,253)     (800)   (600)  67,636,299

Sale of common stock from
    private placement
    (issued at $.01 to $.03 per share) 11,565,000   11,565         -       -      21,712           -         -       -       33,277

Issuance of warrants at fair market
     value in connection with sale
     of common stock                            -        -         -       -     102,873           -         -       -      102,873

Issuance of common stock
     for services rendered (valued at
     $.02 to $.06 per share)           14,799,960   14,800         -       -     413,450           -         -       -      428,250

Issuance of common stock for
     interest on notes payable (valued
     at $.024 per share)                2,250,000    2,250         -       -      50,542           -         -       -       52,792

Issuance of common stock upon
     conversion of debentures
     (issued at $.005 per share)       47,250,000   47,250         -       -     177,750           -         -       -      225,000

Subscription receivable - bridge loan           -        -         -       -        (800)          -       800       -            -

Treasury stock                                  -        -         -       -        (600)          -         -     600            -

Net loss                                        -        -         -       -           -    (867,716)                      (867,716)
                                       ---------- --------- --------- ------- ---------- ------------ ---------- ------- -----------                                                                                                                                                                                                                                                                                                                                                                                      $
Balance, December 31, 2003            145,540,617 $145,541    30,000      30 $11,107,516 $(13,347,969)$      -   $   -   $67,610,775
                                       ========== ========= ========= ======= ========== ============ ========== ======= ===========

                                       7

                      JACOBSON RESONANCE ENTERPRISES, INC.
                             STATEMENT OF CASH FLOWS

                                                                       Years Ended December 31,
                                                                       2003               2002
                                                                  ---------------   ---------------
Cash flows from operating activities:
      Net loss                                                     $    (867,716)    $  (1,507,342)
      Adjustments to reconcile net loss to
       net cash flows used in operating:
      Depreciation                                                         3,182            30,556
      Amortization of debt discount                                        5,700                 -
      Impairment loss                                                          -            83,000
      Gain on sale of equipment                                                -           (65,300)
      Bad debt write off                                                       -            91,452
      Non- cash fair value of common stock issued
         for services                                                    209,500           212,724
      Non-cash fair value of common stock issued
         for interest expense                                             10,350           237,601
      Other non-cash items                                                     -           120,492
Changes in operating assets and liabilities:
         Accounts receivable                                             (19,700)            4,786
         Prepaid expenses and other                                       50,823             5,938
         Accounts payable and accrued expenses                           304,373           284,057
         Due to related party                                            (16,197)          (18,615)
         Increase in deferred income                                      15,500                 -
                                                                    ---------------   ---------------
Net Cash Used in Operating Activities                                   (304,185)         (520,651)
                                                                    ---------------   ---------------
Cash Flows from Investing Activities
      Purchases of property and equipment                                   (615)           (8,700)
      Proceeds from sale of equipment                                          -            74,500
                                                                    ---------------   ---------------
Net Cash Provided by (Used In) Investing Activities                         (615)           65,800

                                       8

                      JACOBSON RESONANCE ENTERPRISES, INC.
                             STATEMENT OF CASH FLOWS

                                                                      Years Ended December 31,
                                                                      2003                2002
                                                                  ---------------   ---------------
Cash flow from financing activities:

     Proceeds from notes payable                                      66,000                   -

     Payment of note payable                                               -             (25,000)

     Proceeds from issuance of debentures                                  -             125,000

     Financing costs                                                       -             (12,518)

     Proceeds from exercise of stock options                               -                 739

     Proceeds from common stock to be issued                               -              29,500

     Proceeds from preferred stock to be issued                      127,500                   -
     Proceeds from sale of common
       stock                                                         114,150             176,757

     Proceeds from officer/stockholder                                     -             164,550
                                                                   ---------------   ---------------
Net Cash Provided by Financing Activities                            307,650             459,028
                                                                   ---------------   ---------------
Net Increase in Cash and Cash Equivalents                              2,850               4,177
Cash and Cash Equivalents-Beginning of Year                            4,177                   -

Cash and Equivalents-End of of Year                                $   7,027         $     4,177
                                                                   ===============   ===============
Noncash Investing and Financing Activities

Issuance of common stock paid in advance                           $  22,000         $    56,775
                                                                   ===============   ===============
Issuance of common stock in settlement of liabilities              $ 428,250         $    71,148
Conversion of debentures into common stock                         $ 225,000         $   163,182

Issuance of common stock for accrued interest                      $  52,792         $         -

                                       9

                       JACOBSON RESONANCE ENTERPRISES, INC
                          NOTES TO FINANCIAL STATEMENTS

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Jacobson Resonance Enterprises, Inc (the "Company") is a bio-tech and bio-medical enterprise involved in the development of resonance and electro-magnetic equipment, processes and applications. Applications for the use of resonance technology in the medical, veterinary medicine, food, agricultural, recreational, pharmaceutical, and environmental industries are currently being pursued.

On January 10, 2001, a subsidiary of Jacobson's licensee, Serrato Enterprises
LLC, received the CE-Mark by the Health Authorities of the European Union in
conjunction with the Spanish Health Ministry for medical use, distribution, manufacturing, and sale of Jacobson resonators throughout the nation members of the European Union. This approval covers the broad spectrum of chronic pain caused by arthrosis of the knee. In addition, full approval and clearance for manufacturing of all model resonators have been received by the Spanish Ministry of Spain under the same CE-Mark license.

On November 27, 2000 Jacobson received notification of licensing rights from the
Therapeutic Products Section of the Canadian Ministry of Health (Health Canada)
for commercialization and use of the Jacobson Resonators in Canada. The license indication covers the reduction of pain associated with arthritic conditions.
The Company received royalties from its foreign licensees and commenced sales of its resonator models.

On February 11, 2004 the United States Food & Drug Administration granted JRSE an allowance to use Jacobson Resonators to "enhance feelings of relaxation."
This allowance permits the Company to lease/sell resonators in the healthcare, leisure, beauty and sports arenas.

BASIS OF PRESENTATION AND PLAN OF OPERATION

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As reflected in the financial statements, the
Company has incurred losses of $867,716 and $1,507,342 for the years ended
December 31, 2003 and 2003 and $13,347,969 since its inception in 1996 and as of
December 31, 2003 has a working capital deficit of approximately $2 million. The
Company has had limited revenue during these years. There is no assurance that the Company will not encounter substantial expenses related to financing the marketing efforts or that the Company's products will be commercially acceptable. The Company will be required to expand its management and administrative capabilities in order to manage its growth as well as to respond to competitive conditions. The Company needs to achieve a level of sales adequate to support its cost structure and will require additional equity financing and/or debt financing to fund its operations. Such funds may not be available on terms acceptable to the Company. These factors indicate that the
Company may not be able to continue as a going concern.

                                       10

The Company received approval and CE-Mark issuance from the European union, thus allowing distribution and commercialization of its medical resonators. Marketing and distribution plans are currently on schedule. The Company also received approval by Health Canada licensing authorities for commercialization and distribution of medical resonators, and said license covers reduction of pain of arthritic conditions. Currently, Serrato Enterprises LLC, a licensee of the
Company, is developing additional distribution and marketing plans to cover other European Union countries other than Spain in 2004.

The Company has not yet received FDA clearance for the commercialization of its clinical resonators in the United States. There is no assurance that FDA clearance will be granted for any of the Company's products at any time in the future. On February 11, 2004, the Company received a FDA allowance to use
Jacobson Resonators to "enhance feelings of relaxation". The Company plans to distribute the clinical models of the Jacobson Resonators in the U.S primarily through existing medical device distributors and distribute portable models as well. Clinical operations in other venues not requiring the afore-mentioned clearances are planned to generate revenues, as well as penetration into the veterinary market which does not require said regulatory clearances.

In December 2003, the Company opened a pain management clinic in Nassau, Bahamas and in January and February 2004, averaged over 80 treatments sessions a week.
The Company projects the revenue derived from the clinic during 2004 should be sufficient to fund the Company's overhead for the next twelve months.

In conjunction with these efforts, the Company needs to raise through either equity or debt financing funds to fund its expanded operations through 2004.
There is no assurance the Company will complete the financing on terms that are acceptable to the Company. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets from the outcome of this uncertainty.

REVENUE RECOGNITION

The Company recognizes revenue in accordance with the guidance in SEC Staff
Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements ("SAB
401"). Revenues from treatments and royalties are recognized when they are earned. Revenue from sale of resonance equipment is recorded when the equipment is shipped to customers and title has passed. License fee income is recognized over the life of the agreement.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                       11

LOSS PER COMMON SHARE

Basic and diluted loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the year. Potential common shares are excluded from the loss per share calculation, because the effect would be antidilutive. Potential common shares relate to the convertible debt, stock options, warrants, convertible preferred stock and convertible debt.
The number of potential common shares outstanding were 67,381,316 and 60,423,356 as of December 31, 2003 and 2002, respectively.

DEFERRED OFFERING COSTS

Deferred offering costs in the amount of $75,230 have been incurred in connection with the expected issuance of common stock which will take place during a future period. The deferred costs of $75,250, which were incurred in
2001, have been expensed in 2002 after the termination of the offering in 2002.

DEFERRED FINANCING COSTS

Deferred financing costs are the costs associated with the issuance of the 6%
debentures and are being amortized over the term of the debentures. Deferred financing costs amounted to $1,572 and $525 for the years ended December 31,
2003 and 2002, respectively, and are included in the Company's statement of operations.

STOCK -OPTION PLAN

The Company accounts for equity-based compensation issued to employees in accordance with Accounting Principles Board ("APB") Opinion No. 25 "Accounting
for Stock Issued to Employees". APB No. 25 requires the use of the intrinsic value method, which measures compensation cost as the excess, if any, of the quoted market price of the stock at the measurement date over the amount an employee must pay to acquire the stock. The Company makes disclosures of pro forma net earnings and earnings per share as if the fair-value-based method of accounting had been applied as required by SFAS No. 123 "Accounting for
Stock-Based Compensation-Transition and Disclosure".

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based
Compensation-Transition and Disclosure, an amendment of FASB Statement No. 123".
SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. It also requires disclosure in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 is effective for annual and interim periods beginning after December 15, 2002. The Company will continue to account for stock-based employee compensation under the recognition and measurement principle of APB Opinion No. 25 and related interpretations.

                                       12

The Company has adopted the disclosure-only provisions of Statement of Financial
Accounting Standards No. 123, "Accounting for Stock-Based Compensation"(SFAS No.
123). Had compensation cost for the Company's stock option plan been determined based on the fair value at the grant date for awards in 2003 and 2002 consistent with the provisions of SFAS No. 123, the Company's net earnings and earnings per share would have been reduced to the pro forma amounts indicated below:

                                                        December 31,
                                                2003                   2002
                                             -----------           ------------
Net earnings (loss) - as reported           $ (867,716)           $ (1,507,342)

Amortization of stock-based
   compensation                                      -                 248,074
                                            -----------           ------------
Net earnings (loss)- pro forma              $ (867,716)           $ (1,755,416)

Earnings (loss) per share -
   basic and diluted-as reported               $ (0.01)                $ (0.03)

Earnings (loss) per share -
   basic and diluted-pro forma                 $ (0.01)                $ (0.03)

EVALUATION OF LONG-LIVED ASSETS

Long-lived assets are assessed for recoverability on an on-going basis. In evaluating the fair value and future benefits of long-lived assets, their carrying value would be reduced by the excess, if any, of the long-lived assets over management's estimate of the anticipated undiscounted future net cash flows of the related long-lived asset. At December 31, 2002, management recorded an impairment charge of approximately $83,000.

DEPRECIATION AND AMORTIZATION

Property and equipment are stated at cost. Depreciation is provided for by the straight-line method over the estimated useful lives of the related assets.

RESEARCH AND DEVELOPMENT

Research and development costs are charged to operations when incurred and are included in operating expenses. Generally all research and development is performed internally for the benefit of the Company. The Company does not perform such activities for others. Research and development costs include salaries, utility, rents, materials and miscellaneous other items. Research and development expenses for the years ended December 31, 2003 and 2002 amounted to
$-0- and $50,595, respectively.

                                       13

CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk are primarily cash. The Company invests its excess cash in high quality short-term liquid money market instruments with major financial institutions and carrying value approximates market value. The Company maintains cash in bank accounts which, at times, may exceed federally insured limits.

STOCK BASED COMPENSATION

The Company issues shares of its common stock to employees and non-employees as stock-based compensation. The Company accounts for the services using the fair market value of the services rendered. For the years ended December 31, 2003 and
2002 the Company issued 14,799,960 and 205,000 common shares, respectively, and recorded compensation expense of $428,250 and $71,148, respectively, in connection with the issuance of these shares.

FAIR VALUE OF FINANCIAL INSTRUMENTS

For financial instruments including cash, accounts payable, accrued expenses, and convertible debt, it was assumed that the carrying amount approximated fair value because of the short maturities of such instruments.

PATENTS

The Company has charged operations for costs representing legal expenses associated with the application to obtain certain patents awarded to the
Company's principal stockholder. The Company has a licensing agreement for the use of the patents.

INCOME TAXES

The Company accounts for income taxes using an asset and liability approach under which deferred taxes are recognized by applying enacted tax rates applicable to future years to the differences between financial statement carrying amounts and the tax basis of reported assets and liabilities. The principal item giving rise to deferred taxes are future tax benefits of certain net operating loss carryforwards.

Reclassifications - Certain reclassifications have been made to prior period amounts to conform to the current year presentation.

                                       14

NEW FINANCIAL ACCOUNTING STANDARDS

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements No.
4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections".
This statement eliminates the automatic classification of gain or loss on extinguishment of debt as an extraordinary item of income and requires that such gain or loss be evaluated for extraordinary classification under the criteria of
Accounting Principles Board No. 30 "Reporting Results of Operations". This
statement also requires sales-leaseback accounting for certain lease modifications that have economic effects that are similar to sales-leaseback transactions, and makes various other technical corrections to existing pronouncements. This statement did not have a material effect on the Company's results of operations or financial position.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This Statement requires recording costs associated with exit or disposal activities at their fair values when a liability has been incurred. Under previous guidance, certain exit costs were accrued upon management's commitment to an exit plan. The Company adopted SFAS
No. 146 on January 1, 2003. The adoption of SFAS No. 146 did not have a material impact on the Company's result of operations or financial position.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement No. 133 on
Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, "Accounting for Derivative
Instruments and Hedging Activities." This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. Management believes that this statement did not have a material impact on the Company's results of operations or financial position.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45),
Guarantor's Accounting and Disclosure Requirements for Guarantees, Including
Indirect Guarantees of Indebtedness of Others, and interpretation of FASB
Statements No. 5, 57,and 107 and Rescission of FASB Interpretation No. 34. FIN
45 clarifies the requirements of FASB Statement No. 5, Accounting for
Contingencies, relating to the guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. This interpretation clarifies that a guarantor is required to recognize, at the inception of certain types of guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of this Interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor's fiscal year-end. The disclosure requirements in this interpretation were effective for financial statements of interim or annual periods ending after December 15, 2002. The Company adopted FIN 45 on January 1, 2003. The adoption of FIN 45 did not have a material impact on the Company's results of operations or financial position.

                                       15

In January 2003, the FASB issued FIN No. 46,  Consolidation of Variable Interest
Entities. In December 2003, the FASB issued FIN No. 46 (Revised) ("FIN 46-R") to address certain FIN 46 implementation issues. This interpretation  requires that the assets, liabilities, and results of activities of a Variable Interest Entity
("VIE") be consolidated into the financial statements of the enterprise that has a controlling interest in the VIE. FIN 46R also requires additional  disclosures by primary  beneficiaries and other significant  variable interest holders.  For entities  acquired or created before  February 1, 2003, this  interpretation  is effective no later than the end of the first interim or reporting  period ending after March 15, 2004,  except for those VIE's that are  considered to be special purpose  entities,  for which the effective date is no later than the end of the first interim or annual reporting period ending after December 15, 2003. For all entities that were acquired  subsequent to January 31, 2003, this interpretation is effective as of the first interim or annual period ending after  December 31,
2003.  The  adoption of FIN 46 did not have a material  impact on the  Company's results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial
Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150
clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those financial instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June
15, 2003. The adoption of the provisions of SFAS No. 150 did not have a material impact on the Company's financial position.

In December 2003, the FASB issued SFAS No. 132 (Revised) ("SFAS No. 132-R"),
"Employer's Disclosure about Pensions and Other Postretirement Benefits." SFAS
No. 132-R retains disclosure requirements of the original SFAS No. 132 and requires additional disclosures relating to assets, obligations, cash flows, and net periodic benefit cost for defined benefit pension plans and defined benefit post retirement plans. SFAS No. 132-R is effective for fiscal years ending after
December 15, 2003, except that certain disclosures are effective for fiscal years ending after June 15, 2004. Interim period disclosures are effective for interim periods beginning after December 15, 2003. The adoption of the disclosure provisions of revised SFAS No. 132-R did not have a material impact on the Company's historical disclosure.

                                       16

2.       PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2003 and 2002, at cost consists of:

                                           December 31,
                                               2003
                                           -----------
Furniture and fixtures                       $ 38,304

Less: accumulated depreciation                 26,569
                                           -----------
                                             $ 11,735
                                           ===========

Depreciation expense for the years ended December 31, 2003 and 2002 amounted to
$3,182 and $30,556, respectively.

3.       NOTES PAYABLE

a) During the second and third quarters of 2001, the Company borrowed $250,000.
The Company signed notes that were due June 1, 2001, bear interest at a rate of
5% per annum and are convertible into common stock of the Company. During
February 2002, $25,000 of these notes were repaid. The balance of the notes were not repaid and the Company was in default on these notes. On August 28, 2003, the notes were assumed by Investment Management, Inc. in exchange for 47,250,000 restricted shares of the Company's common stock. In the event of default by
Investment Management, Inc. the Company guarantees to fulfill the obligation. In addition, on August 29, 2003 the Company issued 2,250,000 shares of its common stock to the former noteholders for interest that was accrued in the amount of
$52,792 as of that date, satisfying all terms of the agreement.

Under the original terms of the notes, in the event of default, the note holder had the option to purchase 10,000 shares of the Company's common stock for $100 for each $25,000 of outstanding debt. Additionally, the notes stated that the note holders could continue to purchase common stock in the Company at a rate of
5,000 shares of common stock for $50 for each $25,000 of outstanding debt for each 30 day period until the notes were paid in full. As of December 31, 2003, the Company had received $8,150 and issued 815,000 shares of common stock. The
Company issued 260,000 shares in 2001 and 555,000 shares in 2002 to satisfy the defaults.

The Company recorded interest expense of $18,600 and $111,095 for the years ended December 31, 2003 and 2002, respectively for the difference between the fair market value of the Company's common stock and the exercise price of $.01 per common share for any shares that the note holders have a right to receive.
As of December 31, 2003, the Company was no longer in default on these notes.

                                       17

b) The Company borrowed $20,000 on April 4, 2003 and $11,000 on August 28, 2003
and issued two 60 day notes to a shareholder. The Company is required to issue
42,000 and 75,000 shares per month of the Company's common stock as interest in connection with the loans, respectively. As of December 31, 2003, the Company was in default on these notes and the entire balance is due and payable. The
660,000 shares due to the noteholder for interest as of December 31, 2003 also has not been issued to the noteholder. Interest expense in the amount of $34,650 has been accrued based on the fair market value of these unissued Company common shares and is included in the Company's statement of operations for the year ended December 31, 2003. The balance due the noteholder of $31,000 is included in Notes payable - related parties on the Company's balance sheet as of December
31, 2003.

c) The Company borrowed $35,000 on November 18, 2003 from three shareholders of the Company. The Company issued two 90 day 5% notes. One loan repayment was conditional on future funding to be received by the Company. In February 2004, a
$10,000 note was converted into 1,000,000 shares of the Company's common stock.
As of March 19, 2004, a note in the amount of $15,000 was repaid, including
$1,000 of interest as agreed in the loan agreement. The remaining note in the amount of $10,000 has not been repaid and the Company is currently in default.
For the year ended December 31, 2003, the Company accrued $625 of interest expense on these notes which is included in the Company's statement of operations. The balance due the noteholders of $35,000 is included in Notes payable - related parties on the Company's balance sheet as of December 31,
2003.

The fair value of the notes payable approximates the carrying amount due to the short-term nature of the instruments.

4.       CONVERTIBLE DEBENTURES

a) The Company entered into an agreement with Techinvest Services, Inc.
("Techinvest") for the issuance of of $250,000 of the Company's 6% convertible debentures due December 18, 2004. $75,000 was issued on December 18, 2001,
$100,000 was issued in January 2002 and $75,000 will be issued on the date a
Company's registration statement is declared effective by the Securities and
Exchange Commission. The convertible debentures are convertible at the lesser of
(i) one hundred ten percent (110%) of the average closing bid price of the
Company's common stock for the five trading days immediately preceding the closing date for the particular debenture, or (ii) 75% of the average of the six lowest closing bid prices during the 20 days prior to conversion.

                                       18

In connection with the $175,000 of convertible debentures issued by the Company in December 2001 and January 2002, the Company incurred costs of $22,500, which are being amortized over the life of the debt through February 18, 2004. The
Company also recorded a beneficial conversion feature of $58,000 in connection with these convertible debentures. The beneficial conversion feature is accounted for as a discount to the debenture and is allocated to additional paid-in capital. The discount is to be amortized to interest expense through
December 31, 2004. Additionally, the Company issued 256,500 shares of common stock in 2002 as additional interest. The Company recorded the fair market value of these shares of $58,895 and reduced the carrying value of the convertible debentures by the unamortized amount of the discount and the beneficial conversion feature. For the year ended December 31, 2001 the Company amortized
$1,071 to interest expense.

On August 12, 2002, all of the outstanding debentures, $175,000, were converted into 5,688,592 shares of common stock pursuant to the terms of the agreement.
All unamortized deferred financing costs of $11,818 have been charged to paid-in-capital and discounts for the beneficial conversion feature and stock issuance costs have been charged to operations at the date of conversion. For the year ended December 31, 2002 the Company recorded $126,506 as interest expense, in connection with these debentures.

b) In September 2002, the Company issued $25,000 in convertible debentures (as part of a funding agreement with Techinvest) due September 3, 2005. The Company incurred costs of $2,518 in connection with this offering. The Company also recorded a beneficial conversion feature of $8,250 in connection with this convertible debenture. The beneficial conversion feature is accounted for as a discount to the debenture and is allocated to additional paid in capital. The discount is to be amortized to interest expense through the maturity date of the debt. The Company recorded $5,700 and $1,900 of interest expense for the years ended December 31, 2003 and 2002, respectively. As of December 31, 2003 the debenture is convertible into 1,766,667 shares of the Company's common stock.

c) During 2002, the Company also entered into an agreement with Techinvest to acquire up to 10,000,000 common shares for an aggregate amount of up to
$3,000,000. The Company issued 80,000 shares if its common stock (valued at
$29,170) to an attorney for legal services related to this agreement which was included in general and administrative expenses in the Company's statement of operations for the year ended December 31, 2002. During 2002 the Company and
Techinvest terminated the offering.

                                       19

d) The Company also granted 500,000 warrants to Techinvest in 2001 to acquire the Company's common stock. The warrants are exercisable at 110% of the average closing bid for the third trading day immediately preceding the execution date.
The warrants expire December 18, 2005.

The fair value of the 500,000 warrants amount to $75,250 and was included in deferred offering costs on the Company's balance sheet at December 31, 2001.
During 2002, the deferred offering costs were charged to operations due to the termination of the offering and is included in general and administrative expenses in the accompanying statement of operations.

5    DUE TO RELATED PARTY

The Company receives royalties from an entity owned by a Director. . For the years ending December 31, 2002 and 2001 the Company received royalties from the related party of approximately $35,000 and $93,000, which represented 52% and
73% of revenues, respectively. The entity owned by the Director had to accept returned goods from one of its customers and accordingly, the Company had to refund royalties previously earned by approximately $25,000 and $101,000 for the years 2003 and 2002, respectively. As of December 31, 2003 and 2002, after offsetting the royalties to be returned to the entity and the royalties earned by the Company, the Company owed the related party $66,654 and $82,851, respectively.

6.       ACCRUED EXPENSES

         Accrued expenses consist of the following:

                                             December 31,
                                                2003
                                             -----------
Payroll expenses                                 40,623
Payroll taxes                                    17,119
Rent                                             14,993
Interest expense -related parties                62,952
Professional fees                                20,000
Consulting fee Board of Directors               120,000
                                             -----------
                                              $ 275,687
                                             ===========

7.       LITIGATION SETTLEMENT PAYABLE

The majority shareholder and officer of the Company (Dr. Jacobson) was involved in litigation which resulted in a settlement which required Dr. Jacobson to contribute to the Company the licensing rights to patents owned by this officer and the plaintiffs. The Company received the licensing rights during 2000, and ascribed no value to them.

                                       20

Under the terms of the settlement in 2000 Dr. Jacobson was required to transfer
12,000,000 shares of common stock of the Company owned by him to the plaintiffs.
As part of the settlement, the plaintiffs gave the Company licensing rights to various patents. The Company issued to the plaintiffs warrants to purchase
3,000,000 share of common stock at $.30 per share (valued at $290,000, which was included in the statement of operations during 2000). The warrants are exercisable through April 2008.

In connection with the settlement and the contribution of the licensing rights to the patents to the Company, Dr. Jacobson was issued warrants by the Company to purchase 6,000,000 shares of the Company's common stock at $.30 per share
(valued at $580,000, which was included in the statement of operations during
2000). The warrants are exercisable through April 2008.

In connection with this settlement and based upon approval of the Company's
Board of Directors and the Agreed Order Dismissing Case and Providing Relief
from the Automatic Stay (Dr. Jacobson's personal bankruptcy) both Dr. Jacobson and the Company agreed to pay the plaintiffs the sum of $1,000,000 by July 15,
2001 (as amended). Accordingly, the Company who was not previously a party to this litigation accrued and charged the statement of operations $1,000,000 during the year ended December 31, 2000. The Company agreed to pay the entire settlement after receiving the patents from Dr. Jacobson and the rights to license and distribute the products. The balance due at December 31, 2003 is
$995,000 and is payable on demand.

8.       LOANS FROM OFFICERS/SHAREHOLDERS

a. During 2002, Dr. Jacobson loaned the Company on various dates a total of
$164,500. The loans are due on demand with interest at 10%. The balance due Dr.
Jacobson at December 31, 2003 is $164,500. The Company recorded interest expense of $16,450 and $8,229 for the years ended December 31, 2003 and 2002, respectively. No interest has been paid and the balance due Mr. Jacobson for interest on the loans in the amount of $24,478 is included in accrued expenses on the Company's balance sheet at December 31, 2003.

b. During 2000, a former officer received a loan of $50,000 from the Company.
The Company advanced the officer an additional $9,000 during 2002. This loan bears interest at the rate of 6.5% per annum. The original loan was due
September 10, 2000 and was extended to January 6, 2002. The Company terminated the officer's employment in 2002 and wrote-off approximately $47,000 in 2002 to operations which is included in general and administrative expenses in the accompanying statement of operations. The balance of $12,000 was repaid by the former officer in January 2003.

                                       21

9.       INCOME TAXES

At December 31, 2003, the Company has net operating loss carryforwards of approximately $13,247,000, for financial reporting purposes and $8,824,000, for tax purposes, which expire in various years through 2021. The difference between financial and tax purposes results from temporary differences caused by capitalization of start-up expenditures as required by Internal Revenue Code
Section 195.

The utilization of the net loss carryforward may be limited as a result of cumulative changes in the Company's stock ownership.

Deferred income taxes reflect the impact of net operating loss carryforwards. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived from the Company's net operating loss carryforwards, the
Company has recorded a valuation allowance for the entire amount of the deferred tax asset. The deferred income tax asset is comprised of the following at
December 31, 2003 and 2002:

                                                               2003               2002
                                                             ----------       ----------
Gross deferred tax asset resulting from
  net operating loss carryforwards                          $ 3,034,000      $ 2,739,000
Valuation allowance                                          (3,034,000)      (2,739,000)
                                                             ----------       ----------
Net deferred income tax asset                               $         -      $         -
                                                             ==========       ==========

The reconciliation of the effective income tax rate to the federal statutory rate is as follows:

        December 31,                                2003                 2002
-----------------------                          ---------             -------
Federal income tax rate                           34.0%               (34.0)%

Valuation allowance on net
 operating loss carryforward                     (34.0)%                34.0%
                                                 ---------             -------
Effective income tax rate                            - %                   - %
                                                 =========             =======

                                       22

10.      STOCK OPTION PLAN/STOCKHOLDERS' DEFICIENCY

In November 1998, the Company's board of directors approved the 1998 Stock
Option Plan (the "Plan"). The Plan authorizes the granting of both incentive stock options and nonstatutory stock options up to a total of 10,000,000 shares.
The Company's board of directors also approved the 2001 Stock Option Plan. The provisions under this plan are similar to the 1998 Plan except that the 2001
Plan authorizes the granting of both incentive stock options and nonstatutory stock options up to a total of 25,000,000 shares. The option price for nonstatutory stock options may be less than, equal to, or greater than the market price on the date the option is granted, whereas for incentive stock options, the price will be a least 100% of the fair market value. Compensation expense, representing the difference between the exercise price and the fair market price at date of grant, is recognized over the vesting or service period.
For all the periods presented all of options were granted at an exercise price equal to the fair market value of the Company's common stock at the date of grant. The right to exercise the options vests annually as follows:

(1)      The right to exercise the option and to acquire 50% of the shares of stock underlying the options vests at the date granted.

(2)      The right to exercise the option and acquire 30% of the shares of stock underlying the options vests one year after the date it is granted.

(3)      The right to exercise the option and acquire 10% of the shares of stock underlying the options vests two years after the date it is granted.

(4)      The right to  exercise  the option and  acquire 10% of the shares of stock underlying the options vests three years after the date it is granted.

A summary of the status of the Company's options under the Plans as of December
31, 2003 and 2002, and changes during the years then ended, is presented below:

                                                   2003                            2002
                                                         Weighted-                       Weighted-
                                                         Average                          Average
                                                         Exercise                         Exercise
                                           Shares         Price           Shares           Price
                                        ------------    ----------       -----------     ----------
Options outstanding, beginning of year    15,964,500       $ 0.19         19,151,000        $ 0.29

Options exercised                                  -       $    -                  -        $    -

Options granted                                    -       $    -          6,300,000        $ 0.18

Options cancelled/expired                   (120,000)      $ 0.35         (9,486,500)       $ 0.25
                                          ----------                      ----------
Options outstanding, end of year          15,844,500       $ 0.19         15,964,500        $ 0.19
                                          ==========                      ==========
Options price range at end of year     $.18 to $1.26                   $.18 to $1.26

Options price range for exercised
  shares                                           -                               -

Options available for grant at end
  of year                                 19,155,500                      19,155,500

Weighted- average fair value of options
  granted during the year              $           -                   $        0.04

The fair value for these options was estimated at the date of grant using a
Black-Scholes option pricing model with the following weighted-average assumptions for the years ended December 31, 2003 and 2002, respectively, risk-free interest rates of 6.0% to 6.0%, dividend yields of 0% and 0% , volatility factors of the expected market price of the Company's common stock of
142% and 87.38% to 183.97% and an expected life of the options of five years.

                                       23

The following is a summary of changes in outstanding warrants and of options
(not included under the Plan) issued in connection with debt offerings and other services during the period ended December 31, 2003 and 2002.

                                      2003                              2002
                                                     Weighted-                        Weighted-
                                                     Average                           Average
                                                     Exercise                          Exercise
                                     Shares           Price            Shares           Price
                                   -----------      ----------        --------       -----------
Warrants outstanding,
  beginning of year                 14,600,649        $ 0.38         13,195,649         $ 0.39

Warrants exercised                           -        $    -           (350,000)        $ 0.19

Warrants granted                     4,875,000        $ 0.47          1,755,000         $ 0.27

Warrants cancelled                  (1,755,500)       $ 0.67                  -         $    -
                                    ----------       ----------      ----------      -----------
Warrants outstanding, end
  of year                           17,720,149        $ 0.27         14,600,649         $ 0.38
                                    ==========                       ==========
Warrants price range
 at end of year                   $.02 to $.90                   $.02 to $1.28

Warrants price range
 for exercised shares             $       0.00                   $         .19

Weighted-average
 fair value of warrants
 granted during the year          $       0.02                   $        0.03

                                                  24

The following table summarizes information about fixed stock options under the
Plan outstanding at December 31, 2003.

                                                                                            Weighted-
                            Number Out-           Average        Weighted            Number           Weighted-
       Range of             standing at          Remaining        Average        Exercisable at        Average
       Exercise             December 31,        Contractual      Exercise         December 31,        Exercise
        Prices                  2003               Life            Price              2003              Price
------------------------ -------------------  ---------------- --------------  -------------------  --------------
     $.018 to $.18                6,300,000         3.5              $ 0.018          5,240,000         $ 0.018
     $ .19 to $.30                7,107,500         2.5               $ 0.23          6,396,750         $  0.25
     $.32 to $1.26                1,642,000         1.5               $ 0.63          1,642,000         $  0.63
     $ .35 to $.45                  795,000         0.5               $ 0.21            795,000         $  0.21
                                 ----------                                          ----------
                                 15,844,500                                          14,073,750
                                 ==========                                          ==========

During 2003, the Company issued 14,799,960 shares of common stock for services in the amount of $428,250 (valued at $0.03 to $0.06 per share), of which
$209,500 is included in general and administrative expenses in the Company's statement of operations for the year ended December 31, 2003. The balance of
$218,750 is included in prepaid expenses on the Company's balance sheet at
December 31, 2003. See Note 11 of Notes to Financial Statements.

During 2003, the Company entered into private sales of 11,565,000 shares of common stock at $0.01 to $0.03 per share, aggregating $136,150, of which $22,000 was received in 2002. The Company included $7,500 of proceeds received in 2002 as common stock to be issued on the Company's balance sheet at December 31,
2003. In connection with the private sales, the Company issued warrants to purchase 4,875,000 shares of common stock of the Company at $.05 to $.20 per share (valued at $102,873), which is included in the Company's statement of deficiency for the year ended December 31, 2003. The warrants are exercisable for a period of 24 months from the date of issuance.

During 2003, the Company entered into a private sale of 2,050,000 shares of the
Company's preferred stock. The Company received an aggregate of $127,500 in connection with these shares. The shares were issued in 2004 and the proceeds are included on the Company's balance sheet at December 31, 2003 as preferred stock to be issued.

                                       25

During 2002, the Company issued 2,353,645 shares of common stock for services of
$212,724 (valued at $.03 to $.35 per share), which is included in general and administrative expenses in the Company's statement of operations for the year ended December 31, 2002.

Pursuant to continuing agreements for product endorsements on March 21, 2002 the
Company issued 205,000 shares of common stock in satisfaction of $71,148 (valued at $.35 per share) of accrued liabilities at December 31, 2001.

During 2002, the Company entered into private sales of 3,688,753 shares of common stock at $.0275 - $.16 share, for an aggregate of $245,500. The Company issued 1,550,000 of these shares for in 2003 and included $29,500 of the proceeds as common stock to be issued on the Company's balance sheet at December
31, 2002. In connection with the private sales, the Company issued warrants to purchase 1,755,000 shares of common stock of the Company at $.18 - $.40 per share (valued at $45,242), which is included in the Company's statement of stockholders' deficiency for the year ended December 31, 2002. The warrants are exercisable for a period of 18 - 24 months from the date of issuance.

The Company was required to issue 30,000 shares of common stock due at December
31, 2001 pursuant to provisions of a bridge loan. An additional 525,000 shares of common stock were issued in 2002 relating to 2002 transactions. The Company recorded $116,645 of interest expense in 2002 in connection with the transactions. See Note 3 of Notes to Financial Statements.

In connection with the Techinvest funding the Company issued 336,500 shares of common stock (valued at $47,110) for services relating to 2001 and 2002 funding transactions. The fair value of the shares of common stock issued for 2001 and
2002 fundings are being amortized over the period the debt is outstanding. The
Company expensed the entire $47,110 in the Company's statement of operations for the year ended December 31, 2002 as the debentures for $175,000 were converted into common stock during 2002 and the investment agreement relating to the services was terminated during 2002. During August 2002, $175,000 of debentures were converted into 5,688,592 shares of common stock. See Note 4 of Notes to
Financial Statements.

During 2002, pursuant to a consulting agreement, a warrant holder exercised the cashless exercise provision of options to acquire 350,000 shares of common stock which resulted in the holder receiving 128,948 shares of common stock.

On March 15, 2002 and December 16, 2002, the Company granted options to purchase
6,300,000 shares of common stock to officers and directors. These options are exercisable at $.18 to $.24 per share.

                                       26

On April 17, 2002 the Board of Directors cancelled 8,595,000 options to purchase common stock that were granted to directors and officers during the year ended
December 31, 2001.

Of the total warrants outstanding at December 31, 2003 8,720,149 expire on various dates from 2004 through 2006 and 9,000,000 expire in 2008.

11.      COMMITMENTS AND CONTINGENCIES

Leases

The Company is currently leasing office space under a non-cancelable operating lease in Boyton Beach, Florida at the rate of $6,100 per month through March
2005. Rent expense for the years ended December 31, 2003 and 2002 amounted to
$102,798 and $88,323, respectively.

The approximate minimum lease payments are as follows:

Year ending December 31,

                2004                                $  80,000
                2005                                   21,000
                                                    ---------
                                                    $ 101,000
                                                    =========

License Agreement

In April 2003, the Company entered into a six year license agreement with
P.E.R., Inc. ("Licensee"). Royalties shall be paid to the Company by licensee based on $30 per unit for each portable unit sold for $499 plus 10% of the gross profit (as defined) of licensee. All units above $500 and all add-on and replacement parts will inure a 15% royalty based on gross profit. (as defined)
No revenue has been received as of December 31, 2003.

In addition, there is an initial license payment for $100,000 to be received by the Company in consideration in granting the license. As of December 31, 2003,
$28,000 has been received with the remaining balance due April 4, 2004. For the year ended December 31, 2003 the Company recorded $12,500 of license fee revenue and the balance of $15,500 is included in deferred revenue on the Company's balance sheet at December 31, 2003.

                                       27

Consulting Agreement

On August 12, 2003, the Company entered into a consulting services agreement with Med Visor Financial Group Inc. ("MedVisor") for a period of one year.
Compensation for the services is $350,000, of which $131,250 is included in general and administrative expenses for the year ended December 31, 2003. The balance of $218,750 is included in prepaid expenses on the Company's balance sheet at December 31, 2003. The Company issued MedVisor 12,750,000 restricted shares of the Company's common stock as payment in connection with these services.

                                       28

ITEM 8.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
             ACCOUNTING AND FINANCIAL DISCLOSURE

        There were no changes in or disagreements with our independent certified public accountants on accounting or financial disclosure.

ITEM 8A. Controls and Procedures

Within the 90 days prior to the filing date of this Form 10-KSB, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and
Chief Financial and Accounting Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures as defined in Rule
13a-14 of the Securities Exchange Act of 1934. Based upon that evaluation, the
Chief Executive Officer and Principal Financial and Accounting Officer concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiaries) required to be included in this Annual Report on Form
10-KSB. There have been no significant changes in the Company's internal controls or in other factors which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL
        PERSONS: COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Executive Officers and Directors

The following table sets forth the names and ages of the Directors and Executive
Officers of the Company, as well as the positions held by such persons:

Name                                Age         Position (1)

Dr. Jerry I. Jacobson (2)           57          Chairman of the Board,
                                                Chief Executive Officer
                                                and Chief Science Officer

Harvey Grossman                     56          President, Chief Operating Officer
                                                Secretary and Director

Anthony P.Fusco, Jr.                59          Vice President - Operations

Sidney Paul Martin                  51          Director

Michael P. Steigman                 58          Director

                                       40

(1)      All Directors and Officers are elected for terms of one year and until their  successors  have been  elected and  qualified.  Vacancies in the existing  Board are filled by majority  vote of the remaining
         Directors. Board members are serving without compensation. Officers serve at the pleasure of the Board.

(2)      Debra M. Jacobson resigned from the Board of Directors on March 26,
         2004. Dr. Jerry I. Jacobson and Debra M. Jacobson were divorced on
         March 11, 2004.

         Alfonso Serrato resigned as a director on April 2, 2004. On April 7,
2004, Harvey Grossman was elected a director to fill one of the vacancies on the
Board.

        DR. JERRY I. JACOBSON acted as the Chairman, President and Chief
Executive Officer of the Company since June 1996 and of its privately-held predecessor since March 1995. In June, 2001, coincident with the appointment of
Alfonso Serrato as Chief Executive Officer, Dr. Jacobson was elected Chief
Science and Technology Officer. In August, 2002, Dr. Jacobson reassumed the title of Chief Executive Officer. Dr. Jacobson holds a Bachelor of Arts degree in Philosophy from Brooklyn College of the City University of New York and
D.D.S. and D.M.D. degrees from Temple University. He served as captain and emergency oral surgeon at Fort Rucker, Alabama, as active service in the Army during the Vietnam conflict. He has also received extensive training in physics after auditing 30 courses at different universities in the New York City and
Philadelphia metropolitan areas. Dr. Jacobson was an active dentist and oral surgeon in the New York City area from 1972 to the early 1980's, and was involved in dental research in this period. Dr. Jacobson has also been a student of Albert Einstein's work throughout his life. Since his discovery of the equation of Jacobson Resonance relating to medicine and energy, Dr. Jacobson has focused his research and technology, denoted as Jacobson Resonance, on medical therapy for more than twenty years. His publishing credits include more than 80 articles, more than 40 abstracts, three book chapters and two books. He holds six issued and one pending United States patents, for which there are currently patents issued or pending in numerous foreign countries. Dr. Jacobson was made a professor and awarded a PhD in medicine in 2002 by Bundelkhand University,
Jhansi, India.

                                       41

        HARVEY GROSSMAN was appointed as Vice President in May 2001, and in
December 2002 was elected President, Chief Operating Officer and Secretary. He served as Chief Operating Officer until September 2003 and was reappointed as
Chief Operating Officer and elected a director on April 7, 2004. He has been an associate and friend for 14 years and, prior to his joining us, he acted as a consultant to various companies in the communications and media areas. His responsibilities include communications, education, media and public relations.
He also fulfills a supervisory role in the training and operations of treatment centers and clinics worldwide. He has been a public speaker and executive consultant in the for-profit and not-for-profit arenas for the past twenty-five years. From 1990-1994 he was the Executive Director of the American Committee
for the Weizmann Institute of Science in Palm Beach County, Florida and previous to that was the Campaign Director for the South Palm Beach County Jewish
Federation. Mr. Grossman lived in Israel from 1968 to1976 where he worked as a
Clinical Psychologist and Social Worker.

        ANTHONY P. FUSCO, JR. was appointed Vice President and Chief Operating
Officer in September 2003 and Vice President - Operations in April 2004. Mr.
Fusco has over thirty years experience of broad managerial expertise. He has served as CEO at Ideal Marketing Concepts, Inc., a wholesale Pharmaceutical
Company, CEO and President of Island Bar Service, Inc., of New York, a full service provider to the bar and restuarant industry, and consulted with various investment banking groups in the mergers and acquisition arena. Mr. Fusco holds both Baccalaureate and Master's degrees in Mathematics from Fordham University,
New York. For the last five years, he has taught Mathematics on a part time basis and recently as an Adjunct Professor at various institutions of higher learning in South Florida, including City College and Keiser College.

        SIDNEY PAUL MARTIN has been a Director of the Company since
January 8, 2001. Mr. Martin is a agri-business entrepreneur with multiple farms and interests in timber, land and cattle. A former educator, he holds Bachelor's and Master's degrees from Mississippi State University. Mr. Martin is a registered securities dealer and has been associated with Calton & Associates,
Inc., a registered broker dealer, for the last six years.

        MICHAEL P. STEIGMAN has served as a director since November 28, 2001, and since 1999 has been the Controller and Assistant Treasurer for The Nevada
Water Company, Las Vegas, Nevada. Mr. Steigman resides in Las Vegas. Prior to
1999, Mr. Steigman served as the Controller for Mexicana Food and Spirits, a tequila importing company, and Select Products, a china, glass and silver marketing company, both located in Las Vegas. Prior to 1995, Mr. Steigman, was the General Manager for Embassy Suites Hotel Group, Pittsburgh, Pennsylvania,
and held various executive positions in The Marriott Corporation. Mr. Steigman has chaired and participated as a member on numerous convention and hospitality based boards of directors, including the Greater Miami Hotel and Motel
Association, the Greater Pittsburgh Convention and Visitors Bureau, and the
Bloomington Minnesota Convention and Visitors Bureau and Chamber of Commerce
Boards. Additionally, Mr. Steigman has served as a board member for The
Children's Miracle Network.

        Each officer listed devotes full time to our business.

        We established an audit committee on February 28, 2004, consisting of
Michael P. Steigman, one of our directors, who is an independent director. The
Board of Directors has determined that Mr. Steigman qualifies as an audit committee "financial expert" under the rules of the Securities and Exchange
Commission.

                                       42

        The Board of Directors has appointed Sidney Paul Martin and Michael
Steigman, both independent directors, as the Stock Option Committee.

        We are reviewing a proposed corporate code of conduct, which would provide for internal procedures concerning the reporting and disclosure of corporate matters that are material to our business and to our stockholders. The corporate code of conduct would include a code of ethics for our officers and employees as to workplace conduct, dealings with customers, compliance with laws, improper payments, conflicts of interest, insider trading, company confidential information, and behavior with honesty and integrity.

                                       43

ITEM 10. EXECUTIVE COMPENSATION

Executive Compensation

The following table sets forth certain information regarding the annual compensation for services in all capacities to us for the years ended December
31, 2002 and 2001:

Summary  Compensation  Table
------------------------------------------
                                                      Long-Term Compensation
Annual Compensation                                Awards               Payouts
---------------------------------------------       --------------------------
(a)              (b)     (c)      (d)     (e)      (f)        (g)                     (h)       (i)
Name
and                                      Other    Restricted   Securities
Principal                                Annual   Stock        Underlying            LTIP      All Other
Position         Year   Salary   Bonus   Comp.                 Awards(1) Options/    Payouts   Comp.
                 (1)     ($)      ($)     ($)      ($)         SARs(#)               ($)       ($)
 -------------- ----   ------   -----   ------   ----------   ----------             -------   ---------

Dr. Jerry I.
Jacobson        2003    -0-
Chairman (2)
                2002    -0-                                    2,000,000/0

Alfonso         2002    -0-                                      750,000/0
Serrato

(1) Fiscal years ended December 31, 2003 and 2002.

(2) Dr. Jacobson, the Company's Chief Executive Officer up to December
31, 2003, did not receive any cash compensation from the Company. However, Dr.
Jacobson and each of the other directors and executive officers of the Company have received various stock issuances and stock option grants from the Company.
There were no issuances or stock grants to directors and officers in 2003.
During 2000, we advanced $200,000 to Dr. Jacobson to cover expenses for the
Hewko and Casey litigation (See "Legal Proceedings"). The terms of the advance were for Dr. Jacobson to repay the advance when it was financially possible for him to do so; $50,000 of the advance was utilized to pay Dr. Jacobson's bankruptcy attorney in connection with his bankruptcy filing and the termination of the bankruptcy proceeding. Our determination to make this advance was to keep
Messrs. Hewko and Casey from involvement with us and to expedite our receipt of the exclusive license in the litigation settlement to all Jacobson Resonance patents.

                                       44

1998 and 2001 Stock Option Plans

        Under the 1998 Stock Option Plan (the "1998 Option Plan"), 10,000,000
shares, and under our 2001 Stock Option Plan (the "2001 Option Plan"), approved by our stockholders on November 28, 2001, 25,000,000 shares, of our common stock are reserved for the grant of options which are intended to qualify as Incentive
Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986
(the "Code"), which are not ("Non-ISOs") intended to qualify as Incentive Stock
Options thereunder, or which are Reload Options ("Reload Options"), where the holder of the Option pays the exercise price for the original Option with shares of stock already owned by that holder and the holder receives a Reload Option (a new option to purchase shares of stock equal in number to the tendered shares).

        The 1998 Option Plan and the 2001 Option Plan (the "Plans") are
administered by a committee (the "Committee") which is appointed by the Board of
Directors from those of its members who are "non-employees" of the Company as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange
Act"). Following the November 28, 2001, Special Meeting of Stockholders, our
Board of Directors appointed Messrs. Sidney Paul Martin and Michael P. Steigman as members of the Committee to administer the Plans. Subject to the provisions of the 1998 Option Plan, the Board of Directors, or the Committee, if one is
appointed, has full authority to determine the persons to be granted options under the Plan and the number and purchase price of the shares represented by each option, the time or times at which the options may be exercised, and the terms and provisions of each option, which need not be uniform for all options.

        Key employees of the Company or its subsidiaries, as determined by the
Board or Committee, and non-employee directors of the Company or its subsidiaries are eligible to receive awards under the Plans. If any option expires or is terminated prior to its exercise in full and prior to the termination of either of the Plans, the shares subject to such unexercised option shall again be available for the grant of new options under the particular Plan. Further, any shares used as full or partial payment by an optionee upon exercise of an option under one of the Plans may subsequently be used by the Company to satisfy other options granted under the Plan, subject to limitations on the total number of shares authorized to be issued under the
Plan. The Plans provides that the purchase price per share may not be less than
100% of the fair market value of the Common Stock at the time of grant.

        Options granted under the Plans may be exercised only during the continuance of the Participant's employment with the Company or one of its subsidiaries.

                                       45

Option/SAR Grants in Last Fiscal Year

        There were no options granted to our officers and directors in our last fiscal year.

        The following table summarizes the number and value of unexercised options held by our Chairman and Chief Executive Officer as of December 31,
2003. The options shown below do not include options held by Debra M. Jacobson, the wife of Dr. Jerry I. Jacobson.

FISCAL YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                                                                       Number of Securities     Value of Unexercised
                                                                       Underlying Unexercised   in-the-Money Option/
                                                                       Options/SARS At          SARs at Fiscal
                                                                       Fiscal Year-End (#)      Year-End ($)
                                                                       Exercisable/             Exercisable/
                          Shares Acquired on                           Unexercisable            Unexercisable
Name                      Exercise (#)           Value Realized ($)
------------------------- ---------------------- --------------------- ------------------------ ----------------------
Dr. Jerry I. Jacobson     NA                     NA                    3,170,000/0              NA
                                                                       2,770,000/40,000

        The above value has been  calculated  based on closing price of the common stock as quoted on the OTC Bulletin Board on December 31, 2003.

        No officer or Director exercised any options in the fiscal year ended
 December 31, 2003.

Compensation of Directors

        The members of our Board of Directors are reimbursed for actual expenses incurred in attending Board meetings.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 31, 2004, the beneficial ownership of the common stock of the Company by each person beneficially owning more than 5% of such securities, by each of the directors and executive officers of the Company, and by the directors and executive officers of the Company as a group.

                                       46

                                         Number                    Percentage
Beneficial Owner

Officers, Directors and 5%
Beneficial Owners
Dr. Jerry I. Jacobson (3)               25,559,673                   11.42%
Debra M. Jacobson (4)                   22,596,101                   10.22%
Sidney Paul Martin (5)                   1,906,000                      *
Michael P. Steigman (9)                    530,000                      *
Harvey Grossman (6)                      2,247,500                    1.10%
Anthony Fusco (8)                          500,000                      *
All Directors and Officers              39,318,721                   13.43%
 as a Group (4  persons)
____________________
*Less than 1%.

(1)      The address of each director or executive officers in the table is c/o Jacobson Resonance Enterprises, Inc., 8200 Jog Road, Suite
         100, Boynton Beach, FL 33437.

(2)      For all entries in the table other than the one for Dr. Jerry I.
         Jacobson, the figures represent beneficial ownership of shares of the
         Company's common stock.

(3)      Includes 15,000,000 shares of common stock issuable upon conversion of
         15,000 shares of our Series A Convertible Preferred Stock held by Dr.
         Jacobson. Each share of the Series A Convertible Preferred Stock is entitled to 1,000 votes on all matters submitted to a vote of the
         Company's shareholders. The Series A Convertible Preferred Stock is not entitled to any dividends and has a liquidation preference equal to its par value, which is a total of $30.00. At the option of Dr.
         Jacobson, up to one-third of the outstanding shares of the Series A
         Convertible Preferred Stock can be converted into shares of the
         Company's common stock beginning in May of the years 2001 and 2002.
         The conversion ratio is 1,000 shares of common stock for each share of preferred stock. This figure includes 3,789,673 shares of common stock owned of record by Dr. Jacobson. The number of shares shown does not include 700,000 shares which are owned by Dr. Jacobson's children
         (Jacqueline Jacobson-250,000;Faith Jacobson-250,000;Maria
         Jacobson-100,000; and Solomon Jacobson-100,000, the latter being the only one of the children that at this date is not a minor), nor
         1,000,000 shares owned of record by the Perspectivism Foundation, of which Dr. Jacobson is the founder and a director. Dr. Jacobson disclaims any beneficial interest in the shares owned by his children, his wife or the Perspectivism Foundation. In addition, Dr. Jacobson holds received 3,000,000 warrants expiring April 2008, with an exercise price of $.30 per share (the "Warrants") for assignment of his two-thirds interest in a patent relating to Therapeutic Treatment of Mammals; the Warrants are reflected in the above table. The
         Warrants are subject to adjustment in the event of merger, consolidation, recapitalization, reorganization, stock split or stock dividend. No such event has occurred since the issuance of the
         Warrants. Dr. Jacobson's ownership shown in this table includes
         3,770,000 shares issuable pursuant to presently exercisable options.
         Dr. Jacobson has been issued options to purchase an aggregate of
         5,170,000 shares of our common stock issued under our Stock Option
         Plans, at per share exercise prices ranging from $.20 to $.018, expiring at various dates from October 31, 2003 to February 28, 2009.

                                       47

(4)      This figure includes 3,596,101 shares owned of record by Mrs.
         Jacobson (of which 2,102,473 shares were received in her and Dr.
         Jacobson's divorce) and 1,000,000 shares subject to a presently exercisable warrant held by Ms. Jacobson. The figure also included
         15,000 shares of Series A Convertible Preferred Stock and warrants to purchase 3,000,000 shares of our common stock transferred by Dr.
         Jacobson to her in the divorce. This figure also excludes 1,000,000 shares owned of record by the Perspectivism Foundation, to which Ms.
         Jacobson donated the shares and of which Ms. Jacobson is a director.
         Ms. Jacobson disclaims any beneficial interest in those shares.

(5)      Mr. Martin owns 92,000 shares of common stock directly, and his wife, Nanda Martin owns 10,000 shares directly. Mr. Martin holds options to purchase 2,307,000 shares of our common stock granted under our Stock Option Plans, at exercise prices ranging from $.018 to $1.26 per share, expiring at various dates from August 12, 2004, to February
         28, 2009, of which options to purchase 1,784,000 shares are presently exercisable. Mr. Martin holds warrants, expiring December 31, 2004, to purchase 20,000 shares of common stock at an exercise price of $.63 per share.

(6)      Includes 2,247,000 shares comprising the exercisable portion of options to purchase an aggregate of 3,125,000 shares under our Stock
         Option Plans. Mr. Grossman was awarded five year options under these
         Plans as follows: 25,000 shares at a per share exercise price of $.30 on April 2, 2001; 300,000 shares at a per share exercise price of $.25 on July 2, 2001; 150,000 shares at a per share exercise price of $.24 on November 29, 2001; 1,500,000 shares at a per share exercise price of $.018 on December 16, 2002; and 1,000,000 shares at a per share exercise price of $.02 on February 28, 2004.

(7)      Mr. Fusco was granted a five-year option to purchase 1,000,000 shares of common stock at an exercise price of $.02 per share on
         February 28, 2004.

(8)      Includes 10,000 shares of common stock owned directly by Mr.Steigman.
         Mr.  Steigman  holds  options to purchase an aggregate of 800,000 shares of our common stock, of which options to purchase  520,000 share are presently exercisable,  expiring from December 16, 2007 to February 28, 2009,  at exercise  prices  ranging from $.018 to $.02.

                                       48

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

        We are the exclusive  licensee of Jacobson  Resonance from Dr. Jacobson, who is the majority owner of all patents issued or filed. Dr. Jacobson is also the majority owner of all relevant Jacobson Resonance intellectual property. We have extended the exclusive rights to pursue whatever applications of Jacobson
Resonance that we want through 2007. In return, we are obligated to pay Dr.
Jacobson a 3% royalty on revenues, depending upon the application. During 2000, we advanced $200,000 to Dr. Jacobson to cover expenses for the Hewko and Casey litigation (See "Legal Proceedings"). The terms of the advance were for Dr.
Jacobson to repay the advance when it was financially possible for him to do so;
$50,000 of the advance was utilized to pay Dr. Jacobson's bankruptcy attorney in connection with his bankruptcy filing and the termination of the bankruptcy proceeding.

        To date, we have entered into two agreements with Serrato Enterprises
L.L.C. ("Serrato Enterprises"), an entity controlled by Alfonso Serrato, a former director of the Company. In February 1999, we executed a ten-year license agreement with Serrato Enterprises for the marketing and distribution of our chronic pain reduction products in continental Europe, Latin America, Japan,
Australia, New Zealand and the Middle East, excluding Israel. In January 2000, we further executed a ten-year manufacturing agreement with Serrato
Enterprises-BioRes Medical, S.L., under which we will receive manufacturing royalties based on type and production volume of resonators manufactured by
Serrato Enterprises. Through Serrato Enterprises, we sell or lease Jacobson
Resonators to these facilities and receive 16% of distribution fees, payable quarterly, in addition to $1500 per unit manufacturing royalties for the 4' and
7' models and $1200 for the 18" and 22" models and $2.00 for each treatment session computer card sold.

        Mr. Serrato in November 1998 made a $60,000 one-year loan to us with interest at 7% per annum. He had the option at any time to convert the loan and any accrued interest into shares of our common stock at $0.21 per share, which approximated the fair market value of our common stock at the time the loan was made. In March 1999, he converted the loan and accrued interest into 291,305 shares of our common stock.

        We are in the process of negotiating with Serrato Enterprises for the restructure of his agreements with us.

        The Company is the exclusive licensee of Jacobson Resonance from Dr.
Jacobson, who is the majority owner of all patents issued or filed. Dr. Jacobson is also the majority owner of all relevant Jacobson Resonance intellectual property. The Company has extended the exclusive rights to pursue whatever applications of Jacobson Resonance that it wants through 2007. In return, the
Company is obligated to pay Dr. Jacobson a 3% royalty on revenues.

                                       49

See "Security Ownership of Certain Beneficial Owners and Management" above for terms of options to purchase shares of our common stock granted to Dr. Jerry I.
Jacobson, our Chairman and Chief Executive Officer, Harvey Grossman, our
President, and our directors Alfonso Serrato (a former director as of April 2,
2004), Sidney Paul Martin, and Michael Steigman in our fiscal year ended
December 31, 2002.

On February 28, 2004, the Stock Option Committee of the Board of Directors
authorized the issuance of the following five- year options under our stock option plans:

Name                                    No. of Shares

Dr. Jerry I. Jacobson                    2,000,000
Harvey Grossman                          1,000,000
Anthony Fusco                            1,000,000
Sidney Paul Martin                         400,000
Michael Steigman                           400,000

        The terms of these options were that the options were exercisable at
$.02 per share and would vest 50% upon the date of grant, an additional 30% one year from the date of grant, an additional 10% two years from the date of grant, and would be fully vested three years from the date of grant.

        Debra M. Jacobson resigned from our Board of Directors on March 26,
2004. In connection with Ms. Jacobson's resignation, in settlement with her, we issued her a warrant to purchase 1,000,000 shares of our common stock, for a period of three years, at an exercise price of $.015 per share. Ms. Jacobson's stock options were cancelled effective with her resignation.

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

(a)     Exhibits: See Exhibit Index.

(b)     Reports on Form 8-K: The Company did not file any Current Reports on
        Form 8-K during the fiscal quarter ended December 31, 2002.

                                       50

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit
-------------- -----------------------------------------------------------------
3.1            Articles of Incorporation, as amended*
3.2            By-Laws, as amended*
4.1            Specimen Common Stock Certificate*
4.2            Specimen Series A Convertible Preferred Stock Certificate *
4.3            Specimen 1998 Warrant Agreement*
4.4            Specimen 1998 Placement Agent Warrant Agreement *
4.5            Jacobson Resonance Enterprises, Inc. 1998 Stock Option Plan,
               as amended****
4.6            Jacobson Resonance Enterprises, Inc. 2001 Stock Option Plan****
4.7            Specimen 2% Convertible Debenture *
4.8            Investment Agreement, dated December 18, 2001, between the
               Company and Tecinvest Services, Inc. *****
4.9            Commitment Warrant issued to Tecinvest, dated December 18, 2001
               *****
4.10           Registration Rights Agreement, December 18, 2001, between the
               Company and Tecinvest Services, Inc. *****
4.11           Escrow Agreement, dated December 18, 2001, by and among the
               Company, Tecinvest Services, Inc. and Joseph B. LaRocco *****
4.12           Convertible Debenture issued December 18, 2001, to Tecinvest
               Services, Inc. *****
4.13           Convertible Debenture Warrant issued December 18, 2001, to
               Tecinvest Services, Inc. *****
4.14           Registration Rights Agreement for the Tecinvest Services, Inc.
               Convertible  Debentures and Convertible Debenture Warrants,
               between the Company and Tecinvest Services, Inc. *****
4.15           Subscription Agreement for the Tecinvest Services, Inc.
               Convertible Debentures, dated December 18, 2001, between the
               Company and Tecinvest Services, Inc. *****
4.16           Convertible Debenture issued September 3, 2002, to Tecinvest
               Services, Inc.******
4.17           Warrant, dated March 26, 2004, issued by the Company to Debra M.
               Jacobson (filed herewith)
10.1           Patent License Agreement Dated October 6, 1999, Between Dr. Jerry
               I. Jacobson and the Company *
10.2           License Agreement Dated February 23, 1999, Between the Company
               and Serrato Enterprises L.L.C. *
10.3           1998 Stock Option Plan *
10.4           License Agreement Dated October 15, 1999, Between the Company and
               Serrato Enterprises L.L.C. **
10.5           Distribution Agreement Dated December 29, 1999, Between the
               Company and Akron Bio-Medical Corporation **
10.6           License Agreement Dated December 29, 1999, Between the Company
               and ABM Manufacturing, Inc. **
10.7           License Agreement Dated December 31, 1999, Between the Company
               and REALPURE Beverage Group, LLC **
10.8           License Agreement Dated August 27, 2000, Between the Company and
               Enviro Wood Fibre Block & Brick, Inc. ***
10.9           License Agreement, dated April 4, 2003, between the Company and
               P.E.R., Inc.******
10.10          Agreement, dated August 26, 2003, between Jacobson Resonance
               Enterprises, Inc. and CSB5 Management Company Limited.*******

21             List of Subsidiaries* 31 Certification of Dr. Jerry I. Jacobson
               Pursuant to Pursuant to Section 302 of the Sarbanes-Oxley Act
               of 2002, filed herewith.

32             Certification of Dr. Jerry I. Jacobson Pursuant to 18 U.S.C.
               Section 1350, as Adopted Pursuant to Section 906 of the
               Sarbanes- Oxley Act of 2002, filed herewith.

                                       51

*       Filed as Exhibits to the Company's Form 10-SB, filed on October 27, 1999.
**      Filed as Exhibits to the Company's Form 10K-SB, filed on April 24, 2000.
***     Filed as an Exhibit to the Company's Form 10K-SB, filed on April 17, 2001
****    Filed as Exhibits to the Company's Form S-8, filed January 11, 2002
*****   Filed as Exhibits to the Company's Form SB-2, filed February 4, 2002
******  Filed as Exhibits to the Company's Form 10-KSB, filed May 15, 2003
******* Filed as an Exhibit to the Company's 10-QSB, filed November 14, 2003

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(1)      Aggregate fees for the last two years: 2002-$32,000; 2003-$75,109

(2)      Audit related fees: 2002-$30,000; 2003-$73,109

(3)      Tax fees:  2002-$2,000; 2003-$2,000

(4)      All other fees. NA

(5)      Audit committee pre-approval processes, percentages of services approved by audit committee, percentage of hours spent on audit engagement by persons other than principal accountant's full time employees. NA

                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 8, 2004         JACOBSON RESONANCE ENTERPRISES, INC.
        (Registrant)

                            By:  /s/  Jerry I. Jacobson
                                      Jerry I. Jacobson, Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the
Registrant and in the capacities and on the date indicated.

Signature                                           Position

/s/ Dr. Jerry Jacobson            Dr. Jerry I. Jacobson, Chairman of the
Date Signed:  April 8, 2004       Board of Directors and Chief Executive Officer
                                  (Chief Executive and Financial Officer)

/s/ Harvey Grossman               Harvey Grossman, President,
Date Signed:  April 8, 2004       Chief Operating Officer
                                  and Director

/s/ Paul Martin Sidney            Paul Martin, Director
Date Signed:  April 8, 2004

/s/ Michael Steigman              Michael P. Steigman, Director
Date Signed: April 8, 2004

                                       52

Exhibit Index

Exhibit Number      Description

4.17               Warrant, dated March 26, 2004, issued by the Company to Debra
                   M. Jacobson
31                 Certification of Dr. Jerry I. Jacobson Pursuant to Pursuant
                   to Section 302 of the Sarbanes-Oxley Act of 2002, filed
                   herewith.
32                 Certification of Dr. Jerry I. Jacobson Pursuant to 18 U.S.C.
                   Section 1350, as Adopted Pursuant to Section 906 of the
                   Sarbanes-Oxley Act of 2002, filed herewith.

                                       53